UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02120

SECURITY INCOME FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SECURITY INCOME FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

Security Funds®

Annual Report

December 31, 2008

SECURITY BENEFIT®

Security Distributors, Inc.

Security Income Fund

Security Cash Fund

December 31, 2008

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

Manager’s Commentary	Security Income Fund
February 16, 2009	Capital Preservation Series

To our Shareholders:

The Capital Preservation Series of the Security Income Fund earned a return of –17.01%1 for the year ended December 31, 2008, which lagged the benchmark Barclays Capital U.S. Government/Credit Bond Index (formerly Lehman Brothers 1–3 year Government/Credit Index) return of 4.97% and its peer group median return of –2.11% for the same period.

The Capital Preservation Series will primarily invest in domestic fixed income securities and maintain a dollar-weighted average duration of 1 to 4.5 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of 2008, the Capital Preservation Series held 28% in corporate securities, 15% in Treasury securities, 26% in U.S. government agency, 10% in asset-backed securities, and 18% in mortgage-backed securities with 3% in other issues.

Series Performance

The dominant theme in 2008 was the sub-prime mortgage effect throughout the financial system and securities markets. The turning point in the year was in June with an abrupt deterioration in credit markets as the sub-prime mortgage concerns began to unfold. The credit crunch worsened as the extent of the crisis became more apparent.

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities to historic highs pushing yields to all-time lows while corporate credit and asset-backed securities underperformed. The Series was overweight in corporate credit and underweight Treasury and Agency issues, which negatively impacted performance in 2008. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Series will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2008, when there is a shock to the financial system and concerns of an economic slow down, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes drives outperformance over the long term.

Earlier in the year, the Series owned large bank and brokerage corporate credit in an effort to avoid the considerable leveraged buyout (LBO) activity. LBO’s are negative for debt holders because the buyer funds their purchase of the company by having the company issue significant amounts of debt, which has a negative impact on corporate credit quality and valuations. Financial companies generally are safe from LBO’s because they must maintain stronger credit quality. As the sub-prime crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime and investors moved out of the sector due to concerns about future losses.

Sub-prime fears and uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was caught in the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price.

Market Outlook

The upcoming year provides a challenging economic environment. Speculation on length of the recession continues, as economic data for the 4th quarter was weak. The housing market shows no signs of a recovery and continues to be a significant drag on GDP growth. Consumer spending has slowed as we witnessed the weakest holiday season since 2002 and unemployment filings have continued to increase. With this background, 2009 will continue to challenge consumers and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates and the government is promising additional fiscal stimulus. Valuations in the credit sectors reflect a very negative economic environment. However, we believe the risk/return metric is becoming more appealing in select securities and we will look to add high quality securities throughout the year.

We expect the mortgage and housing markets to continue to be an ongoing concern until visibility becomes clearer as to where it may bottom.

Manager’s Commentary	Security Income Fund
February 16, 2009	Capital Preservation Series

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Capital Preservation Series.

We appreciate the confidence that you have placed in us.

Sincerely,

Christopher L. Phalen

Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivors, the perforancr quoted wold be reduced

Security Income Fund
Performance Summary	Capital Preservation Series
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Capital Preservation Series on May 3, 1999 (date of inception), reflects deduction of the 3.50% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Barclays Capital U.S. Government/Credit Bond Index (formerly Lehman Brothers 1-3 Year Government/Credit Index) an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

Average Annual Returns

Periods Ended 12-31-08	1 Year	5 Years	Since Inception (5-3-99)
A Shares	(17.01)%	(1.26)%	1.83%
A Shares with sales charge	(19.93)%	(1.96)%	1.46%
B Shares	(17.43)%	(1.75)%	1.41%
B Shares with CDSC	(22.43)%	(2.07)%	1.41%
C Shares	(17.22)%	(1.51)%	1.58%
C Shares with CDSC	(18.05)%	(1.51)%	1.58%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced, as applicable. Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The 5 Years and since inception returns include the effect of this change and in the absence of such change, the returns would have been lower.

Portfolio Comparison by Quality Rating (Based on Standard & Poor’s Ratings)

AAA	63.94%
AA	4.15
A	7.74
BBB	12.90
BB	3.66
B	0.64
CCC	0.14
CC	0.02
C	0.36
D	0.85
NR	1.27
Preferred Stock	1.31
Cash & Other Assets, Less Liabilities	3.02
Total Net Assets	100.00%

4	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	Capital Preservation Series
December 31, 2008	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Capital
Preservation
Series – Class A
Actual	$1,000.00	$844.04	$4.96
Hypothetical	1,000.00	1,019.76	5.43

Capital
Preservation
Series – Class B
Actual	1,000.00	841.90	7.27
Hypothetical	1,000.00	1,017.24	7.96

Capital
Preservation
Series – Class C
Actual	1,000.00	843.87	6.12
Hypothetical	1,000.00	1,018.50	6.70

[1]

The actual ending account value is based on the actual total return of the Series for the period from July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2008 to December 31, 2008 was (15.60%), (15.81%) and (15.61%) for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.07%, 1.57% and 1.32% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Security Income Funds
December 31, 2008	Capital Preservation Series

	Shares	Value
COMMON STOCKS – 0.0%
Auto Parts & Equipment – 0.0%
Dana Holding Corporation*	1,593	$1,179

Health Care Services – 0.0%
InSight Health Services Holdings Corporation*	520	10

Paper Products – 0.0%
Tembec, Inc.*	4,650	3,616

TOTAL COMMON STOCKS (cost $151,494)		$4,805

	Principal Amount
CORPORATE BOND – 27.6%
Automotive - 0.0%
Cooper-Standard Automotive, Inc.
8.38%, 2014	$35,000	6,125
Dura Operating Corporation
8.63%, 2012[1,2,3]	21,000	—
Ford Motor Company
7.45%, 2031	4,000	1,120
Ford Motor Credit Company LLC
7.25%, 2011	41,000	29,951
General Motors Acceptance Corporation
6.88%, 2011	12,000	9,716
Sonic Automotive, Inc.
8.63%, 2013	23,000	8,568

		55,480

Banking – 3.2%
Kaupthing Bank HF
5.45%, 2010[2,4,5]	5,000,000	300,000
Republic New York Capital I
7.75%, 2026	2,000,000	2,039,760
Standard Chartered plc
6.41%, 2049[4,5,6]	2,000,000	736,732

		3,076,492

Brokerage – 1.5%
E*Trade Financial Corporation
8.00%, 2011	25,000	11,375
Janus Capital Group, Inc.
5.88%, 2011	2,000,000	1,463,704

		1,475,079

Building Materials – 0.0%
Legrand France S.A.
8.50%, 2025	20,000	17,495

Chemicals – 0.1%
Geo Specialty Chemicals
9.92%, 2009[6]	19,000	13,680
7.50%, 2015[6]	10,385	7,477
Huntsman LLC
11.63%, 2010	45,000	39,375
Mosaic Global Holdings, Inc.
7.38%, 2018	18,000	13,320

		73,852

Construction Machinery – 0.0%
United Rentals North America, Inc.
7.00%, 2014	44,000	26,840

Electric – 0.9%
AES Corporation
8.75%, 2013[4,5]	26,000	24,960
Allegheny Energy Supply
8.25%, 2012[4,5]	65,000	64,025
DPL, Inc.
6.88%, 2011	25,000	24,599
NorthWestern Corporation
5.88%, 2014	14,000	12,910
PSEG Energy Holdings LLC
8.50%, 2011	34,000	32,049
WPS Resources Corporation
6.11%, 2066[6]	1,500,000	720,001

		878,544

Entertainment – 0.1%
AMC Entertainment, Inc.
8.00%, 2014	46,000	28,290
Universal City Development Partners
11.75%, 2010	44,000	28,380

		56,670

Environmental – 0.1%
Allied Waste North America, Inc.
5.75%, 2011	50,000	46,875
Browning-Ferris Industries, Inc.
9.25%, 2021	20,000	19,765

		66,640

Financial - Other – 0.0%
AAC Group Holding Corporation
10.25%, 2012[4]	5,000	3,300
Affinia Group, Inc.
9.00%, 2014	30,000	15,000
PXRE Capital Trust I
8.85%, 2027	31,000	21,700

		40,000

Financial Companies – Captive - 0.1%
AGFC Capital Trust I
6.00%, 2067[4,5,6]	500,000	119,424

Financial Companies - Noncaptive Consumer – 3.0%
General Motors Acceptance Corporation
6.75%, 2014	26,000	17,775
8.00%, 2031	124,000	72,552
Nelnet, Inc.
7.40%, 2036[6]	4,000,000	1,199,376
Residential Capital LLC
8.38%, 2009[4,5,6]	2,500,000	912,500
5.25%, 2009[6]	2,000,000	730,000

		2,932,203

6	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Funds
December 31, 2008	Capital Preservation Series

	Principal Amount	Value
CORPORATE BOND – 27.6% (continued)
Food & Beverage – 0.0%
Harry & David Operations Corporation
7.20%, 2012[6]	$12,000	$3,840
Viskase Companies, Inc.
11.50%, 2011	30,000	19,500

		23,340

Gaming – 0.0%
155 East Tropicana LLC
8.75%, 2012	25,000	10,000
MTR Gaming Group, Inc.
9.75%, 2010	14,000	10,500
Wynn Las Vegas Capital Corporation
6.63%, 2014	32,000	24,160

		44,660

Health Care – 0.0%
Tenet Healthcare Corporation
6.38%, 2011	12,000	9,270
9.25%, 2015	58,000	46,690

		55,960

Home Construction – 0.0%
Beazer Homes USA, Inc.
8.63%, 2011	22,000	11,660
8.38%, 2012	27,000	10,800
K Hovnanian Enterprises, Inc.
8.88%, 2012	31,000	8,990

		31,450

Independent Energy – 0.0%
Stone Energy Corporation
8.25%, 2011	57,000	35,340
Whiting Petroleum Corporation
7.25%, 2012	10,000	7,450
7.25%, 2013	4,000	2,840

		45,630

Insurance – Property & Casualty – 1.1%
Atlantic Mutual Insurance Company
8.15%, 2028[1,3,4,5]	59,000	—
Fairfax Financial Holdings, Ltd.
7.75%, 2012	500,000	445,000
Navigators Group, Inc.
7.00%, 2016	1,000,000	636,176
TIG Holdings, Inc.
8.60%, 2027[4,5]	34,000	21,080

		1,102,256

Lodging – 1.1%
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 2013	1,500,000	1,035,000
7.38%, 2015	25,000	15,000

		1,050,000

Media – Cable – 0.2%
Cablevision Systems Corporation
8.33%, 2009[6]	22,000	21,945
Echostar DBS Corporation
6.63%, 2014	19,000	15,865

Media – Cable – 0.2% (continued)
Mediacom LLC
9.50%, 2013	30,000	22,650
Shaw Communications, Inc.
8.25%, 2010	54,000	53,190

		113,650

Media – Non Cable – 0.0%
Cenveo Corporation
7.88%, 2013	33,000	17,243
Sinclair Broadcast Group, Inc.
8.00%, 2012	4,000	3,010

		20,253

Metals & Mining – 0.0%
Ispat Inland ULC
9.75%, 2014	38,000	32,525
Trimas Corporation
9.88%, 2012	31,000	15,500

		48,025

Natural Gas Pipelines – 2.1%
Transcontinental Gas Pipe Line Corporation
7.00%, 2011	2,000,000	1,962,796
Williams Companies, Inc.
8.13%, 2012	53,000	48,826
8.75%, 2032	24,000	17,880

		2,029,502

Packaging – 0.0%
Constar International, Inc.
5.52%, 2012[5,6]	15,000	8,250

Paper – 0.6%
Cascades, Inc.
7.25%, 2013	39,000	19,890
Georgia-Pacific Corporation
8.00%, 2024	51,000	34,425
Sino-Forest Corporation
9.13%, 2011[4,5]	700,000	560,000

		614,315

Pharmaceuticals – 1.5%
GlaxoSmithKline Capital, Inc.
4.85%, 2013	1,500,000	1,504,586

Railroads – 2.1%
CSX Corporation
6.75%, 2011	2,000,000	1,992,127
Grupo Transportacion Ferroviaria Mexicana S.A. DE CV
9.38%, 2012	35,000	32,025
Kansas City Southern Railway
7.50%, 2009	20,000	20,050

		2,044,202

REIT’s – 5.0%
BF Saul Reit
7.50%, 2014	21,000	19,005
HRPT Properties Trust
2.52%, 2011[6]	2,499,000	1,835,156
iStar Financial, Inc.
4.88%, 2009	3,000,000	2,722,499

7	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	Capital Preservation Series

	Principal Amount	Value
CORPORATE BOND – 27.6% (continued)
REIT’s – 5.0% (continued)
Rouse Company, LP
8.00%, 2009	$850,000	$352,750

		4,929,410

Retailers – 0.0%
Foot Locker, Inc.
8.50%, 2022	25,000	19,000
Toys R US, Inc.
7.38%, 2018	21,000	7,560

		26,560

Services – 0.0%
Cornell Companies, Inc.
10.75%, 2012	30,000	27,150

Technology – 0.1%
Lucent Technologies, Inc.
6.45%, 2029	55,000	22,000
Nortel Networks Corporation
6.88%, 2023	31,000	5,968
Sanmina-SCI Corporation
6.75%, 2013	66,000	28,380

		56,348

Telecommunications – Wireless – 2.0%
Millicom International Cellular S.A.
10.00%, 2013	42,000	37,800
Nextel Communications, Inc.
7.38%, 2015	65,000	27,300
Vodafone Group plc
5.50%, 2011	2,000,000	1,993,301

		2,058,401

Telecommunications – Wirelines – 2.4%
AT&T Corporation
7.30%, 2011	37,000	38,442
8.00%, 2031	37,000	46,477
Axtel SAB de CV
11.00%, 2013	13,000	10,335
BellSouth Corporation
6.00%, 2011	2,000,000	2,040,817
Cincinnati Bell, Inc.
7.25%, 2013	9,000	7,920
8.38%, 2014	71,000	54,670
Qwest Corporation
5.25%, 2013[6]	10,000	7,450
7.25%, 2025	42,000	28,140
Securus Technologies, Inc.
11.00%, 2011	18,000	12,510

		2,246,761

Tobacco – 0.0%
Alliance One International, Inc.
11.00%, 2012	21,000	17,430

Transportation Services – 0.0%
Ship Finance International, Ltd.
8.50%, 2013	46,000	32,660

U.S. Banking – 0.4%
PartnerRe Finance II
6.44%, 2066[6]	1,000,000	397,513

TOTAL CORPORATE BOND (cost $44,748,703)		$27,347,031

PREFERRED STOCK – 1.3%
Insurance Brokers – 0.2%
Woodbourne Capital Trust I
1.53%, 2049[3,4,6]	750,000	56,379
Woodbourne Capital Trust II
1.53%, 2049[3,4,6]	750,000	56,379
Woodbourne Capital Trust III
1.53%, 2049[3,4,6]	750,000	56,378
Woodbourne Capital Trust IV
1.53%, 2049[3,4,6]	750,000	56,378

		225,514

Property & Casualty Insurance – 1.1%
Aspen Insurance Holdings, Ltd.
7.40%, 2017[6]	80,000	1,007,200

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corporation
8.38%, 2012	34,000	13,260
Federal National Mortgage Association
8.25%, 2010	40,000	33,200
4.38%, 2011	15,000	15,750

		62,210

TOTAL PREFERRED STOCK (cost $7,649,990)		$1,294,924

MORTGAGE BACKED SECURITIES – 17.8%
Other Non-Agency – 17.8%
C.M.O.’s – 17.8%
Chaseflex Trust
2006-1, 5.94%, 2036[6]	4,761,867	3,523,207
Countrywide Alternative Loan Trust
2005-30CB, 0.77%, 2035[6]	3,144,215	2,227,482
Harborview Mortgage Loan Trust
2005-9, 0.85%, 2035[6]	1,121,630	537,637
JP Morgan Alternative Loan Trust
2006-S2, 5.81%, 2036	2,691,777	2,151,578
2006-S3, 6.00%, 2036	5,000,000	3,366,378
JP Morgan Mortgage Trust
2007-A2 , 6.04%, 2037[6]	5,000,000	2,215,389
Master Adjustable Rate Mortgages Trust
2003-5, 4.73%, 2033[6]	1,499,862	1,214,497

8	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	Capital Preservation Series

	Principal Amount	Value
MORTGAGE BACKED SECURITIES – 17.8% (continued)
Other Non-Agency – 17.8% (continued)
C.M.O.’s – 17.8% (continued)
Washington Mutual, Inc.
2005-AR16 1A1, 5.10%, 2035[6]	$2,928,007	$2,359,709

		17,595,877

		17,595,877

TOTAL MORTGAGE BACKED SECURITIES (cost $26,050,618)		$17,595,877

ASSET BACKED SECURITIES – 9.9%
Home Equity Loans – 9.9%
Ameriquest Mortgage Securities, Inc.
2005-R7, 0.73%, 2035[6]	1,192,943	1,115,929
Asset Backed Securities Corporation Home Equity
2005-HE6, 0.96%, 2035[6]	5,000,000	4,117,092
Credit-Based Asset Servicing and Securitization LLC
2004-CB4, 5.50%, 2035	467,843	461,578
2005-CB5, 0.73%, 2035[6]	1,401,540	1,149,669
Residential Asset Mortgage Products, Inc.
2005-RS7, 0.74%, 2035[6]	1,695,537	1,464,086
Residential Asset Securities Corporation
2005-KS7, 0.70%, 2035[6]	791,318	756,320
Structured Asset Investment Loan Trust
2005-HE3, 0.72%, 2035[6]	765,130	727,747

		$9,792,421

TOTAL ASSET BACKED SECURITIES (cost $11,319,631)		$9,792,421

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES – 25.9%
Federal Home Loan Bank
2.75%, 3/12/2010	5,000,000	5,117,000
3.00%, 6/11/2010	10,000,000	10,310,720
3.88%, 12/10/2010	5,000,000	5,248,010
Federal Home Loan Mortgage Corporation
3.45%, 4/30/2010	5,000,000	5,010,120

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $24,966,933)		$25,685,850

U.S. GOVERNMENT SECURITIES – 14.5%
U.S. Treasury Notes
2.13%, 4/30/2010	2,000,000	2,047,812
2.63%, 5/31/2010	12,000,000	12,362,340

TOTAL U.S. GOVERNMENT SECURITIES (cost $13,936,785)		$14,410,152

Total Investments – 97.0% (cost $128,824,154)		$96,131,060
Cash & Other Assets, Less Liabilities – 3.0%		2,988,950

Total Net Assets – 100.0%		$99,120,010

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $128,824,154.

plc	Public Limited Company
REIT	Real Estate Investment Trust

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $0 (cost $60,455), or 0.0% of total net assets.
[2]	Security is in default of interest and/or principal obligations.
[3]	Security was fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $225,514, (cost $3,074,945) or 0.2% of total net assets.
[4]	Security was acquired through a private placement.
[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $2,746,971 (cost $10,848,334), or 2.8% of total net assets.
[6]	Variable rate security. Rate indicated is rate effective at December 31, 2008.

9	The accompanying notes are an integral part of the financial statements

Security Income Fund
Capital Preservation Series

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$96,131,060
Cash	2,386,350

Receivables:
Fund shares sold	20,315
Interest	855,172
Dividends	37,005
Prepaid expenses	16,715

Total assets	99,446,617

Liabilities:

Payable for:
Fund shares redeemed	181,385
Dividends payable to shareholders	15,562
Management fees	30,178
Administration fees	12,991
Transfer agent/maintenance fees	16,627
Custodian fees	1,863
Director’s fees	2,597
Professional fees	21,350
12b-1 distribution plan fees	33,054
Other	11,000

Total liabilities	326,607

Net assets	$99,120,010

Net assets consist of:
Paid in capital	$142,107,413
Accumulated net investment loss	(15,561)
Accumulated net realized loss on sale of investments	(10,278,748)
Net unrealized depreciation in value of investments	(32,693,094)

Net assets	$99,120,010

Class A:
Capital shares outstanding (unlimited number of shares authorized)	8,209,871
Net assets	$61,014,632
Net asset value and redemption price per share	$7.43

Maximum offering price per share (net asset value divided by 96.50%)	$7.70

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,099,505
Net assets	$15,601,247
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.43

Class C:
Capital shares outstanding (unlimited number of shares authorized)	3,028,484
Net assets	$22,504,131
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.43

*Investments, at cost	$128,824,154

Statement of Operations

For the Year Ended December 31, 2008

Investment Income:
Interest	$6,889,239
Dividends	424,446

Total investment income	7,313,685

Expenses:
Management fees	520,370
Administration fees	158,544
Transfer agent/maintenance fees	295,015
Custodian fees	10,529
Directors’ fees	11,862
Professional fees	45,610
Reports to shareholders	32,305
Registration fees	42,321
Other expenses	18,236
12b-1 distribution fees – Class A	231,695
12b-1 distribution fees – Class B	167,664
12b-1 distribution fees – Class C	168,224

Total expenses	1,702,375
Less:
Earnings credits applied	(1,125)

Net expenses	1,701,250

Net investment income	5,612,435

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,012,196)
Futures	593,037

Net realized loss	(5,419,159)

Net unrealized appreciation (depreciation) during the year on:
Investments	(24,656,241)
Futures	(36,491)

Net unrealized depreciation	(24,692,732)

Net realized and unrealized loss	(30,111,891)

Net decrease in net assets resulting from operations	$(24,499,456)

10	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Income Fund
Capital Preservation Series

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$5,612,435	$8,378,881
Net realized loss during the year on investments	(5,419,159)	(461,018)
Net unrealized depreciation during the year on investments	(24,692,732)	(7,760,158)

Net increase (decrease) in net assets resulting from operations	(24,499,456)	157,705

Distributions to shareholders from:
Net investment income
Class A	(3,614,185)	(5,158,659)
Class B	(759,623)	(1,140,201)
Class C	(1,227,279)	(2,055,833)
Return of capital
Class A	(22,372)	—
Class B	(5,720)	—
Class C	(8,252)	—

Total distributions to shareholders	(5,637,431)	(8,354,693)

Capital share transactions:
Proceeds from sale of shares
Class A	21,135,957	52,142,619
Class B	2,168,050	8,884,021
Class C	2,895,191	12,715,064
Distributions reinvested
Class A	3,516,691	4,964,008
Class B	700,518	1,073,515
Class C	1,133,434	1,869,040
Cost of shares redeemed
Class A	(57,329,695)	(50,634,918)
Class B	(10,779,653)	(9,348,339)
Class C	(17,012,801)	(21,047,350)

Net increase (decrease) from capital share transactions	(53,572,308)	617,660

Net decrease in net assets	(83,709,195)	(7,579,328)

Net assets:
Beginning of year	182,829,205	190,408,533

End of year	$99,120,010	$182,829,205

Accumulated net investment loss at end of year	$(15,561)	$(15,137)

Capital share activity:
Shares sold
Class A	2,416,011	5,427,913
Class B	245,806	927,626
Class C	327,010	1,321,491
Shares reinvested
Class A	407,849	516,417
Class B	81,311	111,628
Class C	131,465	194,359
Shares redeemed
Class A	(6,691,832)	(5,267,741)
Class B	(1,232,684)	(970,573)
Class C	(1,967,320)	(2,191,634)

11	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Capital Preservation Series

Class A	2008	2007	Year Ended December 31, 2006	Period Ended September 30, 2005[a,b]	2005[c,d]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$9.32	$9.74	$9.76	$9.83	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[e]	0.35	0.45	0.41	0.09	0.32	0.35
Net gain (loss) on securities (realized and unrealized)	(1.90)	(0.42)	(0.02)	(0.02)	0.15	—

Total from investment operations	(1.55)	0.03	0.39	0.07	0.47	0.35

Less distributions:
Dividends from net investment income	(0.34)	(0.45)	(0.41)	(0.12)	(0.53)	(0.35)
Distributions from realized gains	—	—	—	(0.02)	(0.11)	(0.15)
Reverse stock split	—	—	—	—	—	0.15

Total distributions	(0.34)	(0.45)	(0.41)	(0.14)	(0.64)	(0.35)

Net asset value, end of period	$7.43	$9.32	$9.74	$9.76	$9.83	$10.00

Total Return[f]	(17.01)%	0.22%	4.10%	2.04%	4.73%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,015	$112,558	$111,052	$130,131	$136,181	$377,026

Ratios to average net assets:
Net investment income	3.95%	4.64%	4.20%	3.49%	2.96%	3.64%
Total expenses[g]	1.01%	0.98%	1.05%	1.04%	1.41%	1.59%
Net expenses[h]	1.01%	0.98%	1.05%	1.04%	1.21%	1.49%
Net expenses prior to custodian earnings credits and net of expense waivers	1.01%	0.98%	1.05%	1.04%	1.21%	1.49%

Portfolio turnover rate	51%	25%	63%	73%	36%[i]	—%

Class B	2008	2007	Year Ended December 31, 2006	Period Ended September 30, 2005[a,b]	2005[c,d]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$9.32	$9.74	$9.75	$9.83	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[e]	0.30	0.40	0.36	0.07	0.24	0.30
Net gain (loss) on securities (realized and unrealized)	(1.89)	(0.42)	(0.01)	(0.02)	0.18	—

Total from investment operations	(1.59)	(0.02)	0.35	0.05	0.42	0.30

Less distributions:
Dividends from net investment income	(0.30)	(0.40)	(0.36)	(0.11)	(0.48)	(0.30)
Distributions from realized gains	—	—	—	(0.02)	(0.11)	(0.15)
Reverse stock split	—	—	—	—	—	0.15

Total distributions	(0.30)	(0.40)	(0.36)	(0.13)	(0.59)	(0.30)

Net asset value, end of period	$7.43	$9.32	$9.74	$9.75	$9.83	$10.00

Total Return[f]	(17.43)%	(0.28)%	3.69%	1.43%	4.21%	3.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,601	$28,002	$28,595	$36,722	$38,554	$40,439

Ratios to average net assets:
Net investment income	3.45%	4.14%	3.69%	2.99%	2.37%	3.14%
Total expenses[g]	1.52%	1.48%	1.55%	1.54%	1.86%	2.09%
Net expenses[h]	1.51%	1.48%	1.54%	1.54%	1.66%	1.99%
Net expenses prior to custodian earnings credits and net of expense waivers	1.52%	1.48%	1.54%	1.54%	1.66%	1.99%

Portfolio turnover rate	51%	25%	63%	73%	36%[i]	—%

12	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Capital Preservation Series

Class C	2008	2007	Year Ended December 31, 2006	Period Ended September 30, 2005[a,b]	2005[c,d]	Year Ended September 30, 2004
Per Share Data
Net asset value, beginning of period	$9.32	$9.74	$9.75	$9.83	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[e]	0.32	0.42	0.39	0.08	0.27	0.33
Net gain (loss) on securities (realized and unrealized)	(1.89)	(0.42)	(0.01)	(0.02)	0.17	—

Total from investment operations	(1.57)	—	0.38	0.06	0.44	0.33

Less distributions:
Dividends from net investment income	(0.32)	(0.42)	(0.39)	(0.12)	(0.50)	(0.33)
Distributions from realized gains	—	—	—	(0.02)	(0.11)	(0.15)
Reverse stock split	—	—	—	—	—	0.15

Total distributions	(0.32)	(0.42)	(0.39)	(0.14)	(0.61)	(0.33)

Net asset value, end of period	$7.43	$9.32	$9.74	$9.75	$9.83	$10.00

Total Return[f]	(17.22)%	(0.04)%	3.93%	1.68%	4.46%	3.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,504	$42,270	$50,761	$81,593	$89,498	$224,348

Ratios to average net assets:
Net investment income	3.70%	4.39%	3.93%	3.24%	2.62%	3.38%
Total expenses[g]	1.26%	1.23%	1.29%	1.29%	1.63%	1.84%
Net expenses[h]	1.26%	1.23%	1.29%	1.29%	1.43%	1.74%
Net expenses prior to custodian earnings credits and net of expense waivers	1.26%	1.23%	1.29%	1.29%	1.43%	1.74%

Portfolio turnover rate	51%	25%	63%	73%	36%[i]	—%

[a]	For the period from October 1, 2005 to December 31, 2005.
[b]	Percentage amounts, except total return, have been annualized.
[c]

Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Series on November 17, 2004 was $0.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

[d]

Effective June 30, 2005, the Series changed from a feeder fund in a master-feeder structure to a stand-alone short-term bond fund, and Security Global Investors became the advisor. Deutsche Asset Management, Inc. provided investment advisory services under the former master-feeder structure.

[e]	Net investment income was computed using the average shares outstanding throughout the period.
[f]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[g]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[h]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[i]

Prior to June 30, 2005, the Capital Preservation Series was a feeder fund that did not engage in portfolio transactions, and thus had no portfolio turnover amounts. The portfolio turnover rate shown represents portfolio turnover from June 30, 2005 to September 30, 2005.

13	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Security Income Fund
February 16, 2009	Diversified Income Series

To Our Shareholders:

The Diversified Income Series of the Security Income Fund earned a return of –11.33%1 for the year ended December 31, 2008, which lagged the benchmark Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) return of 5.24% and its peer group’s median return of –3.95% for the same period.

The Diversified Income Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the Series held 37% in corporate issues, 40% in mortgage-backed securities, 11% in U.S. treasury and government agencies, and 9% in a repurchase agreement. Other securities, such as asset-backed securities and preferred stocks, constituted 3% of the portfolio.

Series Performance

The dominant theme in 2008 was the sub-prime mortgage and credit crunch effect throughout the financial system and securities markets. The turning point in the year was in June with an abrupt deterioration in credit markets as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities to historic levels while corporate credit and asset-backed securities under-performed. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Series will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2008, when there is a shock to the financial system and a deep economic recession, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes drives outperformance over the long term.

As the sub-prime and credit crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime and investors moved out of the sector due to concerns about future losses. The financial corporate bond securities in the portfolio are primarily large diversified financial institutions, which the team continues to believe have the ability to repay all their obligations.

Uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was a victim of the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price.

Market Outlook

The upcoming year provides a challenging economic environment. Concerns regarding a deep and long recession continue to increase as economic data for the 4th quarter was relatively weak. The housing market shows no signs of a recovery and continues to be a significant drag on GDP. Consumer spending has slowed and we witnessed the weakest holiday season since 2002 as unemployment continued to increase. With this background, 2009 will be a challenging year for the consumer and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates to a range of 0% to 0.25% and the federal government is planning additional fiscal stimulus. While we do not believe all these actions can make the world’s

Manager’s Commentary	Security Income Fund
February 16, 2009	Diversified Income Series

sub-prime problems disappear, it could help to soften the blow and the duration of the economic recession. The effects of the Federal Reserve rate reduction and an additional fiscal stimulus injection by Congress should provide support for the second half of the year. Valuations in the credit sectors are reflecting a very negative economic environment and we look to add high quality securities, as we believe the risk/return is appealing in some securities.

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Diversified Income Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Steven M. Bowser, Portfolio Manager

Christopher L. Phalen, Portfolio Manager

Daniel W. Portanova, Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Security Income Fund
Performance Summary	Diversified Income Series
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1998, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Index) is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index that tracks U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Barclays Capital Intermediate U.S. Government/Credit Index replaced the Barclays Capital U.S. Aggregate Bond Index as the Series primary benchmark effective November 24, 2008, to provide a more meaningful comparison of the Series performance in light of the investment strategies that it empoys.

Average Annual Returns

Periods Ended 12-31-08	1 Year	5 Years	10 Years or Since Inception
A Shares	(11.33)%	(0.24)%	2.31%
A Shares with sales charge	(15.47)%	(1.21)%	1.80%
B Shares	(12.06)%	(1.00)%	1.66%
B Shares with CDSC	(16.26)%	(1.32)%	1.66%
C Shares	(11.85)%	(0.95)%	2.20 (5-1-00	% )
C Shares with CDSC	(12.70)%	(0.95)%	2.20 (5-1-00	% )

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

AAA	57.68%
AA	6.55
A	6.62
BBB	13.25
BB	3.00
CC	0.23
D	1.36
Preferred Stock	0.84
Repurchase Agreement	8.97
Cash & Other Assets, Less Liabilities	1.50

Total Net Assets	100.00%

16	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	Diversified Income Series
December 31, 2008	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Diversified
Income Series –
Class A
Actual	$1,000.00	$902.32	$4.54
Hypothetical	1,000.00	1,020.36	4.82
Diversified
Income Series –
Class B
Actual	1,000.00	896.59	8.10
Hypothetical	1,000.00	1,016.59	8.62
Diversified
Income Series –
Class C
Actual	1,000.00	898.71	8.11
Hypothetical	1,000.00	1,016.59	8.62

[1]

The actual ending account value is based on the actual total return of the Series for the period from July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2008 to December 31, 2008 was (9.77%), (10.34%) and (10.13%) for Class A, B and C shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (0.95%, 1.70% and 1.70% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

17

Schedule of Investments	Security Income Fund
December 31, 2008	Diversified Income Series

	Principal Amount	Value
CORPORATE BOND – 36.9%
Banking – 3.0%
BankBoston Capital Trust IV
2.79%, 2028[1]	$700,000	$387,381
BOI Capital Funding No. 2, LP
5.57%, 2049[1,2,3]	350,000	76,932
Chase Capital III
2.75%, 2027[1]	700,000	356,372
Rabobank Capital Funding II
5.26%, 2049[1,2,3]	700,000	370,321
Standard Chartered plc
6.41%, 2049[1,2,3]	1,250,000	460,459
US Central Federal Credit Union
2.70%, 2009	59,091	58,382

		1,709,847

Building Materials – 0.4%
CRH America, Inc.
6.95%, 2012	300,000	241,468

Chemicals – 0.6%
PPG Industries, Inc.
7.40%, 2019	350,000	373,602

Electric – 2.5%
Arizona Public Service Company
6.38%, 2011	300,000	282,397
Cincinnati Gas & Electric
5.70%, 2012	300,000	295,116
Oncor Electric Delivery Company
6.38%, 2015	300,000	287,360
Pennsylvania Electric Company
6.05%, 2017	350,000	313,963
WPS Resources Corporation
6.11%, 2066[1]	600,000	288,000

		1,466,836

Entertainment – 0.5%
Walt Disney Company
4.50%, 2013	300,000	301,979

Financial – Other – 3.6%
Berkshire Hathaway Finance Corporation
4.75%, 2012	1,000,000	1,026,527
BP Capital Markets plc
5.25%, 2013	1,000,000	1,043,936

		2,070,463

Financial Companies – Noncaptive Consumer – 2.1%
Nelnet, Inc.
7.40%, 2036[1]	1,500,000	449,766
Residential Capital LLC
8.38%, 2009[1,2,3]	2,000,000	730,000
8.50%, 2012	350,000	56,000

		1,235,766

Financial Companies – Noncaptive Diversified – 3.9%
CIT Group Funding Company of Canada
4.65%, 2010	1,000,000	877,870
General Electric Capital Corporation
5.88%, 2012	300,000	308,434
6.00%, 2012	1,000,000	1,026,047

		2,212,351

Food & Beverage – 1.4%
General Mills, Inc.
5.70%, 2017	800,000	804,069

Health Care – 0.5%
Anthem, Inc.
6.80%, 2012	300,000	296,550

Independent Energy – 0.5%
Devon Financing Corporation ULC
6.88%, 2011	300,000	302,748

Insurance – Property & Casualty – 1.1%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	200,000	178,000
Nationwide Mutual Insurance Company
8.25%, 2031[2,3]	400,000	252,735
Navigators Group, Inc.
7.00%, 2016	300,000	190,853

		621,588

Lodging – 0.6%
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 2013	500,000	345,000

Natural Gas Pipelines – 0.2%
Express Pipeline, LP
6.47%, 2013[2,3]	129,600	142,878

Paper – 0.4%
Sino-Forest Corporation
9.13%, 2011[2,3]	300,000	240,000

Pharmaceuticals – 4.1%
AstraZeneca plc
5.90%, 2017	1,250,000	1,328,416
Wyeth
5.50%, 2013	1,000,000	1,018,618

		2,347,034

Railroads – 1.8%
Burlington Northern Santa Fe Corporation
7.13%, 2010	1,000,000	1,025,004

REIT’s – 2.3%
Hospitality Properties Trust
6.70%, 2018	1,500,000	697,712
Reckson Operating Partnership, LP
5.15%, 2011	700,000	519,316

18	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	Diversified Income Series

	Principal Amount	Value
CORPORATE BOND – 36.9% (continued)
REIT’s – 2.3% (continued)
Rouse Company, LP
8.00%, 2009	$325,000	$134,875

		1,351,903

Transportation Services – 0.6%
TTX Company
4.90%, 2015[2,3]	350,000	321,262

U.S. Banking – 3.7%
American Express Bank FSB
3.15%, 2011	1,000,000	1,007,961
PartnerRe Finance II
6.44%, 2066[1]	350,000	139,130
Wells Fargo & Company
4.38%, 2013	1,000,000	979,216

		2,126,307

Utility – Other – 3.1%
American Water Capital Corporation
6.09%, 2017	2,000,000	1,742,080

TOTAL CORPORATE BOND (cost $28,374,309)		$21,278,735

PREFERRED STOCK – 0.8%
Insurance Brokers – 0.1%
Woodbourne Capital Trust I
1.53%, 2049[1,2,4]	200,000	15,035
Woodbourne Capital Trust II
1.53%, 2049[1,2,4]	200,000	15,034
Woodbourne Capital Trust III
1.53%, 2049[1,2,4]	200,000	15,034
Woodbourne Capital Trust IV
1.53%, 2049[1,2,4]	200,000	15,034

		60,137

Property & Casualty Insurance – 0.7%
Aspen Insurance Holdings, Ltd.
7.40%, 2017[1]	32,000	402,880

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corporation
8.38%, 2012	10,000	3,900
Federal National Mortgage Association
8.25%, 2010	16,000	13,280
4.38%, 2011	3,000	3,150

		20,330

TOTAL PREFERRED STOCK (cost $2,415,364)		$483,347

MORTGAGE BACKED SECURITIES – 40.1%
Other Non-Agency – 11.1%
C.M.O.’s – 11.1%
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.24%, 2035[1]	983,850	817,721
Chaseflex Trust
2006-1, 5.94%, 2036[1]	1,904,747	1,409,283
Homebanc Mortgage Trust
2006-1, 6.11%, 2037[1]	893,737	489,003
JP Morgan Alternative Loan Trust
2006-S2, 5.81%, 2036	1,794,518	1,434,385
2006-S3, 6.00%, 2036	1,671,000	1,125,044
JP Morgan Mortgage Trust
2006-A3, 5.24%, 2036[1]	231,399	218,134
Washington Mutual, Inc.
2005-AR16 1A1, 5.10%, 2035[1]	1,171,203	943,884

		6,437,454

		6,437,454

U.S. Government Sponsored Agencies – 28.0%
C.M.O.’s – 0.1%
Federal National Mortgage Association
FNR 1990-108 G, 7.00%, 2020	30,505	32,140

Pass Through’s–27.9%
Federal Home Loan Mortgage Corporation
#E01378, 5.00%, 2018	1,054,599	1,090,593
#E01488, 5.00%, 2018	834,043	861,706
#E01538, 5.00%, 2018	839,321	866,665
#C44050, 7.00%, 2030	19,825	20,835
#C50967, 6.50%, 2031	7,180	7,501
#C50964, 6.50%, 2031	32,610	33,905
#C01172, 6.50%, 2031	27,039	28,112
#C01210, 6.50%, 2031	33,772	35,281
#C01277, 7.00%, 2031	57,227	59,415
#C62801, 6.00%, 2032	77,167	79,859
#C01287, 6.50%, 2032	95,505	99,295
#C01292, 6.00%, 2032	149,302	154,510
#A16943, 6.00%, 2033	624,596	645,507
#A17903, 6.00%, 2034	714,033	737,158
Federal National Mortgage Association
#254473, 5.50%, 2017	759,141	785,941
#555549, 5.00%, 2018	995,459	1,023,278
#720714, 4.50%, 2018	821,151	844,612
#750465, 5.00%, 2018	820,052	846,557
#780952, 4.00%, 2019	1,207,386	1,227,169
#252806, 7.50%, 2029	22,297	23,616
#252874, 7.50%, 2029	19,699	20,864
#535277, 7.00%, 2030	13,606	14,263
#190307, 8.00%, 2030	10,903	11,580
#541735, 8.00%, 2030	14,449	15,347
#253356, 8.00%, 2030	13,500	14,339
#585348, 6.50%, 2031	24,663	25,642
#254198, 6.00%, 2032	210,039	216,447
#640008, 7.00%, 2032	76,018	79,688
#545691, 6.50%, 2032	126,282	131,294
#254346, 6.50%, 2032	92,854	96,539

19	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	Diversified Income Series

	Principal Amount	Value
MORTGAGE BACKED SECURITIES – 40.1% (continued)
U.S. Government Sponsored Agencies – 28.0% (continued)
Pass Through’s – 27.9% (continued)
Federal National Mortgage Association (continued)
#254377, 6.00%, 2032	$281,255	$290,628
#659790, 6.50%, 2032	129,620	135,250
#254477, 5.50%, 2032	357,786	367,137
#666750, 6.00%, 2032	287,712	296,490
#689108, 5.50%, 2033	467,786	481,182
#688328, 5.50%, 2033	677,627	696,291
#709748, 5.50%, 2033	904,397	930,296
#713971, 5.50%, 2033	842,495	865,699
#754903, 5.50%, 2033	590,973	606,417
#725033, 6.00%, 2034	402,165	415,315
#255554, 5.50%, 2035	905,030	929,391

		16,111,614

		16,143,754

U.S. Government Sponsored Securities – 1.0%
Pass Through’s – 1.0%
Government National Mortgage Association
#328618, 7.00%, 2022	14,760	15,348
#313107, 7.00%, 2022	43,323	45,048
G2 1260, 7.00%, 2023	4,064	4,206
#369303, 7.00%, 2023	30,453	31,666
#352022, 7.00%, 2023	24,878	25,869
#347017, 7.00%, 2024	17,803	18,512
#371006, 7.00%, 2024	13,403	13,937
#371012, 7.00%, 2024	15,468	16,084
G2 1849, 8.50%, 2024	3,397	3,652
G2 2270, 8.00%, 2026	7,926	8,305
#780454, 7.00%, 2026	30,148	31,349
G2 2320, 7.00%, 2026	10,031	10,380
G2 2445, 8.00%, 2027	10,526	11,029
#462680, 7.00%, 2028	20,583	21,403
G2 2616, 7.00%, 2028	13,283	13,746
#464356, 6.50%, 2028	31,733	33,056
G2 2689, 6.50%, 2028	13,730	14,282
#491492, 7.50%, 2029	10,593	11,046
#781079, 7.50%, 2029	9,837	10,257
#518436, 7.25%, 2029	18,802	19,827
#510704, 7.50%, 2029	16,557	17,264
#479232, 8.00%, 2030	10,201	10,730
#479229, 8.00%, 2030	8,885	9,345
G2 2909, 8.00%, 2030	11,785	12,348
#508342, 8.00%, 2030	26,577	27,953
#564472, 6.50%, 2031	80,813	84,941
#538285, 6.50%, 2031	28,724	29,922
#552324, 6.50%, 2032	49,866	51,946

		603,451

		603,451

TOTAL MORTGAGE BACKED SECURITIES (cost $25,056,872)		$23,184,659

ASSET BACKED SECURITIES – 0.6%
Home Equity Loans – 0.6%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 0.73%, 2035[1]	404,135	331,508

TOTAL ASSET BACKED SECURITIES (cost $404,135)		$331,508

U.S. GOVERNMENT SECURITIES – 11.1%
U.S. Treasury Notes
2.00%, 2/28/2010	2,000,000	2,036,016
3.50%, 5/31/2013	4,000,000	4,381,248

TOTAL U.S. GOVERNMENT SECURITIES (cost $6,028,057)		$6,417,264

REPURCHASE AGREEMENT – 9.0%
UMB Financial Corp, 0.05%, dated 12/31/08, matures 1/02/09; repurchase amount $5,178,014 (Collateralized by FHLMC Discount Note, 5/26/09 with a value of $5,281,965)	5,178,000	5,178,000

TOTAL REPURCHASE AGREEMENT (cost $5,178,000)		$5,178,000

Total Investments – 98.5% (cost $67,456,737)		$56,873,513
Cash & Other Assets, Less Liabilities – 1.5%		864,148

Total Net Assets – 100.0%		$57,737,661

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $68,001,925.

plc	Public Limited Company

[1]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $2,594,587 (cost $5,465,405), or 4.5% of total net assets.
[4]	Security was fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $60,137, (cost $803,864) or 0.1% of total net assets.

20	The accompanying notes are an integral part of the financial statements

Security Income Fund

Diversified Income Series

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$56,873,513
Cash	660

Receivables:
Fund shares sold	275,107
Interest	588,689
Dividends	14,802
Security Investors	45,337
Prepaid expenses	31,615

Total assets	57,829,723

Liabilities:

Payable for:
Fund shares redeemed	15,709
Management fees	24,203
Administration fees	6,998
Transfer agent/maintenance fees	13,331
Custodian fees	2,260
Director’s fees	1,400
Professional fees	10,150
12b-1 distribution plan fees	18,011

Total liabilities	92,062

Net assets	$57,737,661

Net assets consist of:
Paid in capital	$73,629,021
Accumulated net investment loss	(422,766)
Accumulated net realized loss on sale of investments	(4,885,370)
Net unrealized depreciation in value of investments	(10,583,224)

Net assets	$57,737,661

Class A:
Capital shares outstanding (unlimited number of shares authorized)	12,747,829
Net assets	$48,200,609
Net asset value and redemption price per share	$3.78

Maximum offering price per share (net asset value divided by 95.25%)	$3.97

Class B:
Capital shares outstanding (unlimited number of shares authorized)	1,668,873
Net assets	$6,281,352
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.76

Class C:
Capital shares outstanding (unlimited number of shares authorized)	866,730
Net assets	$3,255,700
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$3.76

*Investments, at cost	$67,456,737

Statement of Operations

For the Year Ended December 31, 2008

Investment Income:
Interest	$3,634,043
Dividends	141,643

Total investment income	3,775,686

Expenses:
Management fees	238,771
Administration fees	71,096
Transfer agent/maintenance fees	218,266
Custodian fees	7,897
Directors’ fees	5,407
Professional fees	32,477
Reports to shareholders	23,230
Registration fees	37,580
Other expenses	10,893
12b-1 distribution fees – Class A	135,238
12b-1 distribution fees – Class B	77,205
12b-1 distribution fees – Class C	38,627

Total expenses	896,687
Less:
Reimbursement of expenses – Class A	(153,483)
Reimbursement of expenses – Class B	(21,472)
Reimbursement of expenses – Class C	(10,790)
Earnings credits applied	(124)

Net expenses	710,818

Net investment income	3,064,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,725,731)
Futures	(234,540)

Net realized loss	(1,960,271)

Net unrealized appreciation (depreciation) during the year on:
Investments	(8,727,468)
Futures	(47,678)

Net unrealized depreciation	(8,775,146)

Net realized and unrealized loss	(10,735,417)

Net decrease in net assets resulting from operations	$(7,670,549)

21	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	Diversified Income Series

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$3,064,868	$3,918,151
Net realized loss during the year on investments	(1,960,271)	(593,234)
Net unrealized depreciation during the year on investments	(8,775,146)	(1,312,251)

Net increase (decrease) in net assets resulting from operations	(7,670,549)	2,012,666

Distributions to shareholders from:
Net investment income
Class A	(2,746,942)	(3,276,580)
Class B	(329,739)	(358,753)
Class C	(166,620)	(164,620)

Total distributions to shareholders	(3,243,301)	(3,799,953)

Capital share transactions:
Proceeds from sale of shares
Class A	19,153,109	17,250,324
Class B	1,320,902	3,257,799
Class C	1,191,311	805,100
Distributions reinvested
Class A	2,577,696	3,083,964
Class B	317,334	340,724
Class C	163,555	161,807
Cost of shares redeemed
Class A	(26,703,664)	(30,866,769)
Class B	(3,291,883)	(3,398,926)
Class C	(1,370,712)	(1,855,888)

Net decrease from capital share transactions	(6,642,352)	(11,221,865)

Net decrease in net assets	(17,556,202)	(13,009,152)

Net assets:
Beginning of year	75,293,863	88,303,015

End of year	$57,737,661	$75,293,863

Accumulated net investment loss at end of year	$(422,766)	$(276,432)

Capital share activity:
Shares sold
Class A	4,474,232	3,802,196
Class B	312,847	723,818
Class C	279,073	177,616
Shares reinvested
Class A	620,373	680,207
Class B	76,506	75,524
Class C	39,544	35,910
Shares redeemed
Class A	(6,216,226)	(6,791,970)
Class B	(773,104)	(752,576)
Class C	(328,259)	(410,465)

22	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Diversified Income Series

Class A	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$4.49	$4.59	$4.63	$4.76	$4.82

Income (loss) from investment operations:
Net investment income[a]	0.20	0.21	0.21	0.19	0.20
Net gain (loss) on securities (realized and unrealized)	(0.69)	(0.10)	(0.05)	(0.12)	(0.04)

Total from investment operations	(0.49)	0.11	0.16	0.07	0.16

Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.20)	(0.20)	(0.22)

Total distributions	(0.22)	(0.21)	(0.20)	(0.20)	(0.22)

Net asset value, end of period	$3.78	$4.49	$4.59	$4.63	$4.76

Total Return[b]	(11.33)%	2.43%	3.64%	1.54%	3.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,201	$62,220	$74,244	$70,502	$75,292

Ratios to average net assets:
Net investment income	4.80%	4.71%	4.51%	4.09%	4.18%
Total expenses[c]	1.23%	1.12%	1.16%	1.16%	1.06%
Net expenses[d]	0.95%	0.95%	0.95%	0.95%	0.95%
Net expenses prior to custodian earnings credits and net of expense waivers	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	34%	41%	68%	59%	44%

Class B	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$4.47	$4.57	$4.61	$4.74	$4.80

Income (loss) from investment operations:
Net investment income[a]	0.17	0.18	0.17	0.16	0.16
Net gain (loss) on securities (realized and unrealized)	(0.70)	(0.10)	(0.04)	(0.12)	(0.04)

Total from investment operations	(0.53)	0.08	0.13	0.04	0.12

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.17)	(0.17)	(0.18)

Total distributions	(0.18)	(0.18)	(0.17)	(0.17)	(0.18)

Net asset value, end of period	$3.76	$4.47	$4.57	$4.61	$4.74

Total Return[b]	(12.06)%	1.67%	2.87%	0.79%	2.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,281	$9,167	$9,164	$10,826	$14,331

Ratios to average net assets:
Net investment income	4.04%	3.97%	3.75%	3.34%	3.43%
Total expenses[c]	1.98%	1.87%	1.91%	1.91%	1.81%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earnings credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	34%	41%	68%	59%	44%

23	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Diversified Income Series

Class C	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$4.46	$4.56	$4.60	$4.73	$4.79

Income (loss) from investment operations:
Net investment income[a]	0.17	0.18	0.17	0.16	0.16
Net gain (loss) on securities (realized and unrealized)	(0.69)	(0.10)	(0.04)	(0.12)	(0.04)

Total from investment operations	(0.52)	0.08	0.13	0.04	0.12

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.17)	(0.17)	(0.18)

Total distributions	(0.18)	(0.18)	(0.17)	(0.17)	(0.18)

Net asset value, end of period	$3.76	$4.46	$4.56	$4.60	$4.73

Total Return[b]	(11.85)%	1.68%	2.87%	0.79%	2.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,256	$3,906	$4,894	$5,427	$5,219

Ratios to average net assets:
Net investment income	4.05%	3.96%	3.76%	3.33%	3.43%
Total expenses[c]	1.98%	1.87%	1.91%	1.91%	1.81%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earnings credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	34%	41%	68%	59%	44%

[a]	Net investment income was computed using the average shares outstanding throughout the period.
[b]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[c]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

24	The accompanying notes are an integral part of the financial statements

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Manager’s Commentary	Security Income Fund
February 16, 2009	High Yield Series

To Our Shareholders:

The Security Income Fund – High Yield Series recorded a loss of –31.09%1 for the year ended December 31, 2008, which lagged the 1.87% performance of its benchmark the Barclays Capital U.S. Corporate High Yield Bond Index (formerly known as Lehman Brothers U.S. High Yield Bond Index), and a 1.85% return for the Series’ peer group.

The High Yield Series will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.

High Yield Market Review

The high yield market was hurt during the year as the credit and financial market turmoil caused investors to shun risk and seek higher quality securities. The effects of the Lehman bankruptcy, which froze credit markets, lingered in the fixed income markets. In October, the high yield market was down 16% followed by another 9% decline in November. Combined with the 8% loss in September, it was the worst 3-month performance period in high-yield history, losing approximately  1/3rd of its total value. The economy continues to weaken and trend downward as unemployment jumps and retail sales post the worst showing in six years, even as the Federal Reserve drastically reduced rates to the 0% to 0.25% range. Banks, brokerages, and hedge funds continue to de-leverage. The Federal government entered private markets to stabilize and support the financial system with liquidity and capital infusions into some of the country’s largest companies as mergers of banks and brokerages occurred between firms such as Bank of America and Merrill Lynch.

Series Performance

Due to tight credit spreads at the start of the year, the Series was in a defensive posture of higher quality, shorter duration issues. The market was not paying investors to take risk and extend to longer duration positions. The Series maintained its defensive position as the sub-prime mortgage issues worked their way through the financial system and credit markets deteriorated.

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields. These shorter maturity bonds are not as sensitive to credit spread movements. Therefore, as credit spreads widened during the year, these bonds lost less of their principal value compared to longer maturity bonds, while still collecting interest payments.

Within the financial sector, a few bonds helped to produce significant performance for the Series. A foreign bank, Doral Financial Corporation, was able to refinance a maturing bond and Fairfax Financial Holdings, a property casualty insurer, generated strong profits. Also contributing to performance, the Series was able to benefit by avoiding numerous pitfalls. The consumer cyclical sector’s bonds in the Series outperformed the benchmark by holding steady performers and by avoiding homebuilding and building materials companies as these companies struggled due to the housing slowdown.

The communications sector had a negative impact on the Series due to security selection in a newspaper publisher, Morris Publishing, and a radio broadcasting company, Cumulus Media, as the slowing economy caused advertising revenue to weaken.

Market Outlook

As we enter 2009, we continue a defensive position while looking for opportunities. In mid-December, the Barclays Capital U.S. Corporate High Yield Bond Index reached a record-high 1,900 basis points spread over U.S. Treasuries while yielding 22.5%, also a record. Overall, securities currently trade around 63 cents on the dollar, well below the previous low of 77 cents in 2000. Current values are looking attractive from a historical valuation and risk perspective even though defaults are expected to be at record levels in 2009. In light of historic valuations, we are adding to existing positions at lower prices and concentrating on identifying larger, more established names that should be able to weather the current economic storm.

Manager’s Commentary	Security Income Fund
February 16, 2009	High Yield Series

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduce Series expenses and in the absense of such waivers, the performance quoted would be reduced.

Security Income Fund
Performance Summary	High Yield Series
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of High Yield Series on December 31, 1998, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Barclays Capital U.S. Corporate High Yield Bond Index (formerly Lehman Brothers U.S. Corporate High Yield Bond Index) is an unmanaged index that tracks below investment grade bonds.

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

A	0.91%
BBB	4.27
BB	29.56
B	40.56
CCC	8.44
CC	0.65
C	0.65
D	1.39
NR	2.48
Preferred Stocks	1.04
Cash & Other Assets, Less Liabilities	10.05

Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-08	1 Year	5 Years	10 Years or Since Inception
A Shares	(31.09)%	(2.38)%	0.72%
A Shares with sales charge	(34.39)%	(3.33)%	0.23%
B Shares	(30.90)%	(2.71)%	0.10%
B Shares with CDSC	(34.07)%	(2.99)%	0.10%
C Shares	(31.57)%	(3.10)%	0.40 (5-1-00	% )
C Shares with CDSC	(32.21)%	(3.10)%	0.40 (5-1-00	% )
Institutional Class	—	—	(28.96 (7-11-08	)% )

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

28	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	High Yield Series
December 31, 2008	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 or July 11, 2008 (commencement of operations), as applicable, through December 31, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
High Yield Series – Class A
Actual	$1,000.00	$695.75	$4.69
Hypothetical	1,000.00	1,019.61	5.58
High Yield Series – Class B
Actual	1,000.00	697.56	3.63
Hypothetical	1,000.00	1,020.86	4.32
High Yield Series – Class C
Actual	1,000.00	694.04	7.88
Hypothetical	1,000.00	1,015.84	9.37
High Yield Series – Institutional Class*
Actual	1,000.00	710.35	3.44
Hypothetical	1,000.00	1,020.86	4.32

*	July 11, 2008 (commencement of operations)
[1]

The actual ending account value is based on the actual total return of the Series for the period from July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2008 or July 11, 2008 (commencement of operations), as applicable, to December 31, 2008 was (30.42%), (30.24%), (30.60%) and (28.96%) for Class A, B, C and Institutional Class shares, respectively.

[2]

Expenses are equal to the Series annualized expense ratio (1.10%, 0.85%, 1.85% and 0.85% for Class A, B, C and Institutional Class shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by  184/366 (to reflect the one-half year period, or period since commencement of operations, as applicable).

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Shares	Value
COMMON STOCKS – 0.0%
Mortgage REIT’s – 0.0%
Bimini Capital Management, Inc. 1,*	15,250	$534
HomeBanc Corporation 1,2,*	20,000	—

		534

TOTAL COMMON STOCKS (cost $372,076)		$534

	Principal Amount
CONVERTIBLE BONDS – 0.8%
Health Care Services – 0.3%
Aspect Medical Systems, Inc.
2.50%, 2014	$275,000	110,344
Invacare Corporation
4.13%, 2027	150,000	102,354

		212,698

Metals & Minerals – 0.1%
USEC, Inc.
3.00%, 2014	150,000	63,188

Telecommunications – 0.4%
Nextel Communications, Inc.
5.25%, 2010	250,000	216,562

TOTAL CONVERTIBLE BONDS (cost $808,161)		$492,448

CORPORATE BOND – 68.2%
Aerospace & Defense – 2.7%
Esterline Technologies Corporation
7.75%, 2013[3]	350,000	304,500
L-3 Communications Corporation
7.63%, 2012	1,000,000	977,500
Vought Aircraft Industries, Inc.
8.00%, 2011	550,000	371,250

		1,653,250

Airlines – 1.8%
Continental Airlines, Inc.
8.31%, 2011	248,818	186,614
7.03%, 2011	197,964	114,819
Delta Air Lines, Inc.
7.71%, 2011	225,000	148,500
7.78%, 2012	737,893	638,277

		1,088,210

Automotive – 2.3%
Ford Motor Credit Company LLC
9.20%, 2009[4]	200,000	193,000
General Motors Corporation
8.38%, 2033	850,000	148,750
Metaldyne Corporation
11.00%, 2012	500,000	53,150
Sonic Automotive, Inc.
8.63%, 2013	1,250,000	465,625
Tenneco, Inc.
8.63%, 2014	450,000	171,000
TRW Automotive, Inc.
7.25%, 2014[3,5]	750,000	382,500

		1,414,025

Banking – 0.6%
FCB Capital Trust
8.05%, 2028	50,000	44,367
Progress Capital Trust I
10.50%, 2027	300,000	316,018

		360,385

Brokerage – 1.1%
E*Trade Financial Corporation
8.00%, 2011	750,000	341,250
7.88%, 2015	850,000	306,000

		647,250

Chemicals – 0.8%
CNA Holdings, Inc.
7.13%, 2009	100,000	94,450
PolyOne Corporation
6.52%, 2010	175,000	140,875
6.58%, 2011	375,000	242,813

		478,138

Construction Machinery – 2.1%
Neff Corporation
10.00%, 2015	100,000	10,000
RSC Equipment Rental, Inc.
9.50%, 2014	1,550,000	852,500
United Rentals North America, Inc.
6.50%, 2012	500,000	395,000

		1,257,500

Consumer Products – 0.6%
Hanesbrands, Inc.
5.70%, 2014[3,4]	100,000	70,500
Sealy Mattress Company
8.25%, 2014	500,000	295,000

		365,500

Distributors – 0.1%
SemGroup, LP
8.75%, 2015[3,5,6]	1,300,000	45,500

Diversified Manufacturing – 0.2%
NXP BV
7.50%, 2013[4]	325,000	108,063

Electric – 1.1%
AES Red Oak LLC
8.54%, 2019	676,692	595,488
East Coast Power LLC
7.07%, 2012	45,928	48,794
GrafTech Finance, Inc.
10.25%, 2012	26,000	23,660

		667,942

Environmental – 0.1%
Casella Waste Systems, Inc.
9.75%, 2013	100,000	80,000

Financial – Other – 0.3%
Harland Clarke Holdings Corporation
7.55%, 2015[4]	600,000	192,000

30	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Principal Amount	Value
CORPORATE BOND – 68.2% (continued)
Financial Companies – Captive – 0.9%
International Lease Finance Corporation
4.75%, 2009	$600,000	$558,615

Financial Companies – Noncaptive
Consumer – 1.2%
General Motors Acceptance Corporation
6.75%, 2014	350,000	239,276
8.00%, 2031	650,000	380,314
Residential Capital LLC
8.88%, 2015	700,000	119,000

		738,590

Food & Beverage – 2.7%
Constellation Brands, Inc.
7.25%, 2017	1,000,000	945,000
Dole Food Company, Inc.
7.25%, 2010	350,000	244,125
8.88%, 2011	350,000	218,750
Harry & David Holdings, Inc.
9.00%, 2013	600,000	192,000
Land O’ Lakes, Inc.
8.75%, 2011	43,000	42,248

		1,642,123

Gaming – 6.4%
Boyd Gaming Corporation
7.13%, 2016	700,000	413,000
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012[3,5]	1,425,000	627,000
Harrah’s Operating Company, Inc.
10.75%, 2016[3,5]	750,000	213,750
MGM Mirage
6.75%, 2012	375,000	262,500
6.75%, 2013[3]	250,000	167,500
7.63%, 2017	1,000,000	644,999
Mohegan Tribal Gaming Authority
6.38%, 2009	250,000	235,000
7.13%, 2014	1,000,000	505,000
Pinnacle Entertainment, Inc.
7.50%, 2015	750,000	435,000
Station Casinos, Inc.
6.00%, 2012	1,575,000	315,000
Turning Stone Resort Casino Enterprise
9.13%, 2014[3,5]	100,000	76,000

		3,894,749

Health Care – 3.4%
Coventry Health Care, Inc.
6.13%, 2015	425,000	252,507
HCA, Inc.
6.50%, 2016	2,400,000	1,476,000
InvaCare Corporation
9.75%, 2015[3]	100,000	88,500
US Oncology, Inc.
10.75%, 2014	325,000	264,875

		2,081,882

Home Construction – 1.1%
Meritage Homes Corporation
7.00%, 2014	500,000	285,000
6.25%, 2015	750,000	397,500

		682,500

Independent Energy – 2.1%
Copano Energy LLC
8.13%, 2016	100,000	72,500
Forest Oil Corporation
7.25%, 2019	125,000	91,250
Linn Energy LLC
9.88%, 2018[3,5]	1,000,000	585,000
MarkWest Energy Partners, LP
8.50%, 2016	100,000	63,750
8.75%, 2018	100,000	62,000
PetroHawk Energy Corporation
7.88%, 2015[3,5]	250,000	185,000
Range Resources Corporation
7.38%, 2013	175,000	152,688
Southwestern Energy Company
7.50%, 2018[3,5]	100,000	87,500

		1,299,688

Industrial – Other – 2.3%
Anixter International, Inc.
5.95%, 2015	250,000	162,500
Belden, Inc.
7.00%, 2017	200,000	150,000
USEC, Inc.
6.75%, 2009	1,125,000	1,096,875

		1,409,375

Insurance – Property & Casualty – 3.4%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	2,355,000	2,095,950

Media – Cable – 1.4%
Cablevision Systems Corporation
7.13%, 2009[4]	250,000	249,375
CSC Holdings, Inc.
6.75%, 2012	175,000	160,125
Shaw Communications, Inc.
7.25%, 2011	500,000	472,500

		882,000

Media – Non Cable – 2.4%
Block Communications, Inc.
8.25%, 2015[3,5]	525,000	346,500
CMP Susquehanna Corporation
9.88%, 2014	800,000	32,000
Idearc, Inc.
8.00%, 2016	350,000	26,250
Intelsat, Ltd.
7.63%, 2012	275,000	184,250
Morris Publishing Group LLC
7.00%, 2013[3]	900,000	81,000
Reader’s Digest Association, Inc.
9.00%, 2017	100,000	8,625
RH Donnelley Corporation
8.88%, 2016	350,000	52,500
8.88%, 2017	900,000	135,000

31	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Principal Amount	Value
CORPORATE BOND – 68.2% (continued)
Media – Non Cable – 2.4% (continued)
Satelites Mexicanos S.A. de CV
10.21%, 2011[4]	$878,505	$465,608
Univision Communications, Inc.
9.75%, 2015[3,5]	1,050,000	131,250

		1,462,983

Metals & Mining – 2.8%
Asia Aluminum Holdings, Ltd.
8.00%, 2011[3,5]	1,200,000	372,000
FMG Finance Pty, Ltd.
10.63%, 2016[3,5]	950,000	551,000
Griffin Coal Mining Company Pty, Ltd.
9.50%, 2016[3,5]	1,600,000	536,000
Noble Group, Ltd.
6.63%, 2015[3,5]	450,000	256,500

		1,715,500

Natural Gas Pipelines – 1.1%
Regency Energy Partners, LP
8.38%, 2013	1,020,000	698,700

Oil Field Services – 0.1%
Stallion Oilfield Services
9.75%, 2015[3,5]	300,000	78,000

Packaging – 1.3%
Ball Corporation
6.88%, 2012	500,000	495,000
Graham Packaging Company, Inc.
9.88%, 2014	375,000	230,625
Rock-Tenn Company
9.25%, 2016[3,5]	100,000	93,000

		818,625

Paper – 1.8%
Georgia-Pacific LLC
7.13%, 2017[3,5]	175,000	147,000
Sino-Forest Corporation
9.13%, 2011[3,5]	1,225,000	980,000

		1,127,000

Refining – 2.0%
Frontier Oil Corporation
6.63%, 2011	200,000	181,000
Tesoro Corporation
6.50%, 2017	1,250,000	685,938
United Refining Company
10.50%, 2012	650,000	377,000

		1,243,938

REIT’s – 5.4%
American Real Estate Partners, LP
8.13%, 2012	1,950,000	1,501,500
7.13%, 2013	350,000	241,500
BF Saul Reit
7.50%, 2014	350,000	316,750
Reckson Operating Partnership, LP
7.75%, 2009	1,000,000	956,162
Rouse Company, LP
8.00%, 2009	600,000	249,000

		3,264,912

Restaurants – 0.1%
Seminole Hard Rock Entertainment, Inc.
4.50%, 2014[3,4,5]	100,000	50,750

Retailers – 3.8%
Blockbuster, Inc.
9.00%, 2012	650,000	315,250
Duane Reade, Inc.
9.75%, 2011	700,000	371,000
General Nutrition Centers, Inc.
7.58%, 2014[4]	325,000	182,000
Michaels Stores, Inc.
11.38%, 2016	750,000	243,750
Neiman Marcus Group, Inc.
10.38%, 2015	1,550,000	666,500
Saks, Inc.
9.88%, 2011	700,000	546,000

		2,324,500

Services – 0.8%
American Railcar Industries, Inc.
7.50%, 2014	250,000	165,000
West Corporation
11.00%, 2016	750,000	348,750

		513,750

Technology – 5.1%
Amkor Technology, Inc.
9.25%, 2016	2,475,000	1,435,499
NXP BV
9.50%, 2015	350,000	66,500
Seagate Technology HDD Holdings
6.80%, 2016	350,000	182,000
Sungard Data Systems, Inc.
10.63%, 2015[3,5]	400,000	342,000
Viasystems, Inc.
10.50%, 2011	1,500,000	1,087,500

		3,113,499

Telecommunications – Wireless – 0.8%
iPCS, Inc.
6.44%, 2014[4]	100,000	61,000
MetroPCS Wireless, Inc.
9.25%, 2014	325,000	290,875
West Corporation
9.50%, 2014	200,000	110,000

		461,875

Telecommunications – Wirelines – 0.2%
Qwest Corporation
7.88%, 2011	100,000	92,000

Textile – 0.6%
Invista
9.25%, 2012[3,5]	500,000	350,000

Transportation Services – 1.2%
Kansas City Southern de Mexico S.A. de CV
7.63%, 2013	250,000	205,000

32	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Principal Amount	Value
CORPORATE BOND – 68.2% (continued)
Transportation Services – 1.2% (continued)
St. Acquisition Corporation
12.50%, 2017[3,5]	$650,000	$59,313
Stena AB
7.50%, 2013	250,000	165,313
Travelport LLC
9.88%, 2014	600,000	224,999
US Shipping Partners, LP
13.00%, 2014[2]	375,000	56,250

		710,875

TOTAL CORPORATE BOND (cost $68,236,120)		$41,670,142

PREFERRED STOCK – 1.0%
Department Stores – 0.1%
Sears Holdings Corporation
7.00%, 2042	2,000	16,938
7.40%, 2043	7,500	70,078

		87,016

Real Estate Investment Trusts – 0.9%
Hospitality Properties Trust
7.00%, 2012	40,000	523,600

Thrifts & Mortgage Finance – 0.0%
Federal Home Loan Mortgage Corporation
8.38%, 2012	17,000	6,630
Federal National Mortgage Association
8.25%, 2010	12,000	9,960
4.38%, 2011	5,000	5,250

		21,840

TOTAL PREFERRED STOCK (cost $2,056,330)		$632,456

SENIOR FLOATING RATE INTERESTS – 19.9%
Automotive – 2.3%
Delphi, Term Loan C
9.75%, 2009[4,7]	504,000	99,121
Ford Motor Company, Term Loan B
5.00%, 2013[4,7]	686,000	275,258
General Motors Corporation, Term Loan – 1st Lien
5.79%, 2013[4,7]	986,212	443,794
KAR Holdings, Inc., Term Loan – 1st Lien
3.71%, 2013[4,7]	952,328	529,732

		1,347,905

Broadcast Radio & Television – 1.2%
Univision Communications, Inc., Initial Term Loan
2.71%, 2014[4,7]	1,000,000	398,333
Young Broadcasting, Inc., Term Loan
6.31%, 2012[4,7]	7,500	2,550
5.25%, 2012[4,7]	960,000	326,400

		727,283

Brokerages, Security Dealers & Investment Houses – 0.3%
Gartmore Investment Management, Term Loan B-2
4.55%, 2014[4,7]	451,454	185,096

Building & Development – 0.2%
South Edge, LLC, Term Loan C
0.00%, 2009[4,6,7]	1,000,000	115,000

Business Equipment & Services – 3.2%
Clarke American Corporation, Term Loan B
6.38%, 2014[4,7]	235,000	114,680
2.96%, 2014[7]	327,778	159,956
3.96%, 2014[4,7]	422,222	206,044
First Data Corporation, Initial B1
3.21%, 2014[4,7]	888,750	568,483
Open Solutions, Inc., Term Loan – 1st Lien (Jan 07)
5.96%, 2014[4,7]	523,804	125,713
VNU, Term Loan
4.39%, 2013[4,7]	546,642	367,958
3.83%, 2013[4,7]	186,490	125,531
West Corporation, Term Loan B-2
2.84%, 2013[4,7]	126,242	77,233
2.85%, 2013[4,7]	151,491	92,680
4.26%, 2013[4,7]	217,229	132,898

		1,971,176

Containers & Glass Products – 0.6%
Owens-Illinois Group, Inc., Term Loan B (USD) (Jun 06)
2.69%, 2013[4,7]	456,710	364,227

Electronic & Electric – 0.3%
Sabre Holdings Corporation, Term Loan
3.89%, 2014[4,7]	195,688	84,146
5.42%, 2014[4,7]	290,216	124,793

		208,939

Food Products – 1.0%
Dole Food Company, Inc., Pre LC
6.69%, 2013[4,7]	93,235	64,643
Dole Food Company, Inc., Term Loan B (Mar 06)
2.63%, 2013[4,7]	155,702	107,953
4.25%, 2013[4,7]	9,549	6,620

33	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS – 19.9% (continued)
Food Products – 1.0% (continued)
Dole Food Company, Inc., Term Loan C (Solvest)
6.81%, 2013[4,7]	$298,351	$206,857
4.25%, 2013[4,7]	28,297	19,619
2.56%, 2013[4,7]	289,027	200,392

		606,084

Health Care – 5.6%
CHS/Community Health Systems, DD Term Loan
1.00%, 2014[4,7]	30,936	23,983
CHS/Community Health Systems, Term Loan
4.45%, 2014[4,7]	796,331	617,356
Community Health Systems, DD Term Loan
3.40%, 2014[4,7]	15,468	11,991
Community Health Systems, Term Loan
4.44%, 2014[7]	110,692	85,814
DaVita, Inc., Term Loan B
6.32%, 2012[4,7]	14,655	12,740
1.97%, 2012[4,7]	268,350	233,273
5.27%, 2012[4,7]	6,771	5,886
2.96%, 2012[4,7]	58,621	50,958
5.39%, 2012[4,7]	151,604	131,787
Health Management Associates, Inc., Term Loan B
3.21%, 2014[4,7]	938,136	573,604
Stiefel Laboratories, Inc., DD Term Loan
7.00%, 2013[4,7]	406,703	292,826
Stiefel Laboratories, Inc., Term Loan – Initial
7.00%, 2013[4,7]	531,727	382,843
U.S. Oncology Holdings, Inc., Term Loan B
6.18%, 2011[4,7]	304,269	257,868
4.56%, 2011[4,7]	107,347	90,977
United Surgical Partners International, DD Term Loan
2.59%, 2014[4,7]	53,226	33,000
2.59%, 2014[4,7]	54,839	34,000
United Surgical Partners International, Term Loan B
2.59%, 2014[7]	436,032	270,340
5.55%, 2014[4,7]	388,001	240,560
USP Domestic Holdings, Inc., DD Term Loan
1.75%, 2014[4,7]	5,645	3,500
2.59%, 2014[4,7]	47,581	29,500

		3,382,806

Leisure – 0.3%
Metro-Goldwyn-Mayer Holdings II, Inc., Term Loan B (Apr 05)
4.71%, 2012[4,7]	208,642	85,543
Metro-Goldwyn-Mayer Studios, Inc., Term Loan B (Mar 05)
3.71%, 2012[7]	184,287	75,558

		161,101

Publishing – 1.3%
GateHouse Media, Inc., DD Term Loan B (Feb 07)
5.00%, 2014[4,7]	125,000	15,750
4.20%, 2014[4,7]	10,870	1,370
GateHouse Media, Inc., Initial Term Loan
4.20%, 2014[4,7]	364,130	45,880
Georgia Pacific Corporation, Term Loan B1
3.46%, 2012[7]	1,225	994
Georgia-Pacific Corporation, Term Loan B1
3.46%, 2012[4,7]	12,929	10,499
2.08%, 2012[4,7]	15,661	12,718
3.69%, 2012[4,7]	396,501	321,993
MediaNews Group, Inc., Term Loan B (Aug 04)
2.96%, 2010[4,7]	726,341	271,167
Tribune Company, Term Loan B
6.00%, 2014[4,7]	493,750	136,487

		816,858

Retailers – 0.8%
Michaels Stores, Inc., Term Loan B (May 07)
4.31%, 2013[4,7]	342,136	175,944
4.50%, 2013[4,7]	129,584	66,639
2.75%, 2013[4,7]	513,204	263,914

		506,497

Telecommunication & Cellular Communications – 0.5%
Crown Castle Operating Company, Term Loan – 1st Lien
5.38%, 2014[4,7]	491,250	334,050

Utilities – 2.3%
NRG Energy, Inc., Syn LC (June 07)
2.86%, 2013[4,7]	585,685	505,886
NRG Energy, Inc., Term Loan B (June 07)
2.96%, 2013[4,7]	251,626	217,342
Texas Competitive Electric Holdings Company LLC, Initial Term Loan B
3.96%, 2014[7]	2,487	1,719
Texas Competitive Electric Holdings Company LLC, Initial Term Loan B2
3.96%, 2014[7]	2,500	1,728
5.89%, 2014[4,7]	210,714	145,656
5.37%, 2014[4,7]	280,536	193,920
Texas Competitive Electric Holdings Company LLC, Initial Term Loan B3
5.37%, 2014[4,7]	488,788	337,875

		1,404,126

TOTAL SENIOR FLOATING RATE INTERESTS (cost $22,500,034)		$12,131,148

34	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund
December 31, 2008	High Yield Series

	Principal Amount	Value
Total Investments – 89.9% (cost $93,972,721)		$54,926,728
Cash & Other Assets, Less Liabilities – 10.1%		6,136,950

Total Net Assets – 100.0%		$61,063,678

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $93,657,844.

REIT Real Estate Investment Trust

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $534 (cost $372,076), or 0.0% of total net assets.
[2]	Security was fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $56,250, (cost $521,101) or 0.1% of total net assets.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $7,207,563 (cost $15,054,215), or 11.8% of total net assets.
[4]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[5]	Security was acquired through a private placement.
[6]	Security is in default of interest and/or principal obligations.
[7]	Security is a senior floating rate interest. See notes to financial statements.

35	The accompanying notes are an integral part of the financial statements

Security Income Fund
High Yield Series

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$54,926,728
Cash	4,711,918
Receivables:
Fund shares sold	54,374
Interest	1,540,550
Security Investors	34,566
Prepaid expenses	25,226

Total assets	61,293,362

Liabilities:
Payable for:
Fund shares redeemed	108,593
Management fees	29,942
Administration fees	9,541
Transfer agent/maintenance fees	11,427
Custodian fees	3,031
Director’s fees	40
Professional fees	33,173
12b-1 distribution plan fees	15,189
Other	18,748

Total liabilities	229,684

Net assets	$61,063,678

Net assets consist of:
Paid in capital	$103,393,131
Undistributed net investment income	716,091
Accumulated net realized loss on sale of investments	(3,999,551)
Net unrealized depreciation in value of investments	(39,045,993)

Net assets	$61,063,678

Class A:
Capital shares outstanding (unlimited number of shares authorized)	6,529,517
Net assets	$50,298,721
Net asset value and redemption price per share	$7.70

Maximum offering price per share (net asset value divided by 95.25%)	$8.08

Class B:
Capital shares outstanding (unlimited number of shares authorized)	533,258
Net assets	$4,088,845
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.67

Class C:
Capital shares outstanding (unlimited number of shares authorized)	758,849
Net assets	$5,865,225
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$7.73

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	120,282
Net assets	$810,887
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.74

* Investments, at cost	$93,972,721

Statement of Operations

For the Year Ended December 31, 2008

Investment Income:
Interest	$6,418,708
Dividends	129,953

Total investment income	6,548,661

Expenses:
Management fees	399,347
Administration fees	77,002
Transfer agent/maintenance fees	176,727
Custodian fees	10,729
Directors’ fees	3,612
Professional fees	72,134
Reports to shareholders	20,916
Registration fees	42,081
Other expenses	7,423
12b-1 distribution fees – Class A	144,112
12b-1 distribution fees – Class C	45,086

Total expenses	999,169
Less:
Reimbursement of expenses – Class A	(182,867)
Reimbursement of expenses – Class B	(13,946)
Reimbursement of expenses – Class C	(18,462)
Reimbursement of expenses – Institutional Class	(2,436)
Earnings credits applied	(1,373)
Net expenses	780,085

Net investment income	5,768,576

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(334,165)

Net realized loss	(334,165)

Net unrealized appreciation (depreciation) during the year on:
Investments	(36,456,784)

Net unrealized depreciation	(36,456,784)

Net realized and unrealized loss	(36,790,949)

Net decrease in net assets resulting from operations	$(31,022,373)

36	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	High Yield Series

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$5,768,576	$4,191,118
Net realized gain (loss) during the year on investments	(334,165)	128,407
Net unrealized depreciation during the year on investments	(36,456,784)	(3,086,738)

Net increase (decrease) in net assets resulting from operations	(31,022,373)	1,232,787

Distributions to shareholders from:
Net investment income
Class A	(4,706,218)	(3,585,216)
Class B	(336,294)	(349,343)
Class C	(327,381)	(103,401)
Institutional Class	(50,102)	—

Total distributions to shareholders	(5,419,995)	(4,037,960)

Capital share transactions:
Proceeds from sale of shares
Class A	26,250,012	27,660,478
Class B	2,120,560	1,252,304
Class C	493,553	226,671
Institutional Class	1,542,493	—
Issuance of shares in connection with the acquisition of Income Opportunity Series (Note 6)
Class A	23,579,612	—
Class B	3,645,132	—
Class C	11,075,550	—
Distributions reinvested
Class A	4,615,746	3,529,223
Class B	270,426	315,656
Class C	270,235	86,760
Institutional Class	50,102	—
Cost of shares redeemed
Class A	(26,109,515)	(33,555,868)
Class B	(2,237,414)	(3,617,239)
Class C	(3,212,307)	(589,873)
Institutional Class	(366,565)	—

Net increase (decrease) from capital share transactions	41,987,620	(4,691,888)

Net increase (decrease) in net assets	5,545,252	(7,497,061)

Net assets:
Beginning of year	55,518,426	63,015,487

End of year	$61,063,678	$55,518,426

Undistributed net investment income at end of year	$716,091	$335,093

Capital share activity:
Shares sold
Class A	2,363,463	7,285,002
Class B	186,781	99,089
Class C	46,197	17,905
Institutional Class	156,915	—
Issuance of shares in connection with the acquisition of Income Opportunity Series (Note 6)
Class A	1,966,706	—
Class B	281,833	—
Class C	888,822	—
Shares reinvested
Class A	455,063	281,280
Class B	27,526	25,233
Class C	28,993	6,899
Institutional Class	6,301	—
Shares redeemed
Class A	(2,449,425)	(7,747,658)
Class B	(213,347)	(292,939)
Class C	(334,645)	(46,767)
Institutional Class	(42,934)	—

37	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	High Yield Series

Class A	2008[a]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$12.14	$12.75	$12.35	$12.70	$12.17

Income (loss) from investment operations:
Net investment income[b]	0.90	0.87	0.83	0.77	0.73
Net gain (loss) on securities (realized and unrealized)	(4.48)	(0.64)	0.39	(0.37)	0.55

Total from investment operations	(3.58)	0.23	1.22	0.40	1.28

Less distributions:
Dividends from net investment income	(0.86)	(0.84)	(0.82)	(0.75)	(0.73)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.86)	(0.84)	(0.82)	(0.75)	(0.75)

Net asset value, end of period	$7.70	$12.14	$12.75	$12.35	$12.70

Total Return[c]	(31.09)%	1.80%	10.25%	3.33%	10.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,299	$50,917	$55,762	$38,506	$33,393

Ratios to average net assets:
Net investment income	8.61%	6.90%	6.68%	6.28%	6.05%
Total expenses[d]	1.45%	1.42%	1.45%	1.47%	1.48%
Net expenses[e]	1.14%	1.25%	1.45%	1.47%	1.48%
Net expenses prior to custodian earnings credits and net of expense waivers	1.14%	1.25%	1.45%	1.47%	1.48%

Portfolio turnover rate	29%	54%	56%	73%	73%

Class B	2008[a,f]	2007[f]	2006[f]	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$12.09	$12.70	$12.30	$12.66	$12.14

Income (loss) from investment operations:
Net investment income[b]	0.92	0.90	0.75	0.70	0.65
Net gain (loss) on securities (realized and unrealized)	(4.46)	(0.63)	0.39	(0.40)	0.53

Total from investment operations	(3.54)	0.27	1.14	0.30	1.18

Less distributions:
Dividends from net investment income	(0.88)	(0.88)	(0.74)	(0.66)	(0.64)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.88)	(0.88)	(0.74)	(0.66)	(0.66)

Net asset value, end of period	$7.67	$12.09	$12.70	$12.30	$12.66

Total Return[c]	(30.90)%	2.09%	9.54%	2.47%	10.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,089	$3,027	$5,320	$5,324	$8,437

Ratios to average net assets:
Net investment income	9.05%	7.16%	5.99%	5.52%	5.31%
Total expenses[d]	1.23%	1.18%	2.13%	2.22%	2.22%
Net expenses[e]	0.88%	1.00%	2.13%	2.22%	2.22%
Net expenses prior to custodian earnings credits and net of expense waivers	0.88%	1.00%	2.13%	2.22%	2.22%

Portfolio turnover rate	29%	54%	56%	73%	73%

38	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	High Yield Series

Class C	2008[a]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$12.16	$12.76	$12.36	$12.72	$12.19

Income (loss) from investment operations:
Net investment income[b]	0.83	0.78	0.74	0.69	0.65
Net gain (loss) on securities (realized and unrealized)	(4.49)	(0.63)	0.39	(0.39)	0.54

Total from investment operations	(3.66)	0.15	1.13	0.30	1.19

Less distributions:
Dividends from net investment income	(0.77)	(0.75)	(0.73)	(0.66)	(0.64)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.77)	(0.75)	(0.73)	(0.66)	(0.66)

Net asset value, end of period	$7.73	$12.16	$12.76	$12.36	$12.72

Total Return[c]	(31.57)%	1.12%	9.42%	2.46%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,865	$1,574	$1,933	$1,795	$2,174

Ratios to average net assets:
Net investment income	8.45%	6.16%	5.92%	5.52%	5.31%
Total expenses[d]	2.28%	2.18%	2.21%	2.22%	2.22%
Net expenses[e]	1.87%	2.00%	2.21%	2.22%	2.22%
Net expenses prior to custodian earnings credits and net of expense waivers	1.87%	2.00%	2.21%	2.22%	2.22%

Portfolio turnover rate	29%	54%	56%	73%	73%

Institutional Class	Year Ended December 31, 2008[g]
Per Share Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.38
Net gain (loss) on securities (realized and unrealized)	(3.22)

Total from investment operations	(2.84)

Less distributions:
Dividends from net investment income	(0.42)

Total distributions	(0.42)

Net asset value, end of period	$6.74

Total Return[c]	(28.96)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$811

Ratios to average net assets:
Net investment income	9.51%
Total expenses[d]	1.33%
Net expenses[e]	0.85%
Net expenses prior to custodian earnings credits and net of expense waivers	0.85%

Portfolio turnover rate	29%

[a]

The financial highlights for the High Yield Series exclude the historical highlights of the Income Opportunity Series Class A, B and C shares. The assets of the Income Opportunity Series were acquired by the High Yield Series on July 25, 2008.

[b]	Net investment income was computed using the average shares outstanding throughout the period.
[c]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

39	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	High Yield Series

[f]

Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.

[g]

The Institutional Class of High Yield Series was initially capitalized on July 11, 2008 with a net asset value of $10.00 per share. Percentage amounts for the period, except total return, have been annualized.

Manager’s Commentary
February 16, 2009	Security Cash Fund

To Our Shareholders:

For the year ended December 31, 2008, the Security Cash Fund returned 1.72%, underperforming the I-Money Net Retail Tier 1 benchmark performance of 2.14% and the median return of its peer category of 2.22%.

The fourth quarter of 2008 ended with the Federal Reserve Board decreasing interest rates to a range of 0% to 0.25%.

Composition of Portfolio Assets

At December 31, 2008, the average maturity of the holdings in the Fund was 57 days.

The majority of the Fund’s assets lie in the corporate debt sector of commercial paper. At year-end, approximately 37% of the Fund consisted of Commercial Paper, 56% in U.S. Government/Agency obligations, 1% in mortgage-backed securities, and 6% in cash.

Performance

The turning point in the year was an abrupt deterioration in credit markets in June as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crises became more apparent.

The year presented many challenges for money market managers. Sub-prime mortgage loans became the topic of interest as defaults continued to rise, which triggered downgrades of securities backed by pools of these loans. Many money market funds had invested in investment-pooled securities or SIVs, (Structured Investment Vehicles), which boosted yields but created a liquidity problem as the rating agencies downgraded many of these programs.

The Security Cash Fund does not invest in these types of securities. The manager remained focused on liquidity and credit quality, and the sub-prime mortgage securities never passed these tests. While a small portion of the portfolio was invested in asset-backed commercial paper, which posed no risk to the portfolio, we chose to take the conservative approach and further reduce the exposure to this type investment.

Market Outlook

The upcoming year provides a challenging economic environment for the Federal Reserve and Treasury Department. The goal is to contain the length and depth of the recession and reintroduce growth in the U.S. economy. While we continue to see broader contagion from the sub-prime defaults and credit crisis, the effects of the Federal Reserve rate reductions and additional fiscal stimulus by Congress should aid the economy during the second half of the year.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Cash Fund.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Fund’s investment goals.

Sincerely,

Christina Fletcher, Portfolio Manager

Performance Summary	Security Cash Fund
December 31, 2008	(unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)

Tier 1 Investments	93.64%
Cash & Other Assets, Less Liabilities	6.36
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-08	1 Year	5 Years	10 Years
	1.72%	2.57%	2.69%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be reduced, as applicable.

42	The accompanying notes are an integral part of the financial statements

Performance Summary	Security Cash Fund
December 31, 2008	(unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Security Cash
Fund – Class A
Actual	$1,000.00	$1,005.51	$5.04
Hypothetical	1,000.00	1,020.11	5.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period from July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2008 to December 31, 2008 was 0.55%.

[2]

Expenses are equal to the Fund’s annualized expense ratio (1.00% ), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

43	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Cash Fund
December 31, 2008

	Principal Amount	Value
MORTGAGE BACKED SECURITIES – 0.6%
Other Non-Agency – 0.6%
Pass Through’s – 0.6%
Small Business Administration Pools
#503295, 1.50%, 1/1/2009[1,2]	$36,846	$36,869
#503303, 1.50%, 1/1/2009[1,2]	92,742	92,800
#603265, 1.50%, 1/1/2009[1,2]	78,023	77,828
#501927, 2.25%, 1/1/2009[1,2]	152,913	154,355
#503152, 2.63%, 1/1/2009[1,2]	38,952	38,952

		400,804

		400,804

TOTAL MORTGAGE BACKED SECURITIES (cost $400,804)		$400,804

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES – 56.3%
Federal Farm Credit Bank
1.51%, 1/11/2009[1,2]	2,500,000	2,500,000
0.32%, 1/23/2009[1]	2,500,000	2,500,000
0.30%, 2/4/2009[1]	2,000,000	1,999,980
2.75%, 6/5/2009	1,000,000	1,000,000
0.65%, 11/18/2009	1,500,000	1,491,306
Federal Home Loan Mortgage Corporation
2.06%, 1/7/2009	1,500,000	1,499,485
2.15%, 1/9/2009	1,710,000	1,709,183
1.50%, 2/2/2009	1,000,000	998,667
Federal Home Loan Bank
2.30%, 1/2/2009	1,000,000	999,936
2.30%, 1/20/2009	1,000,000	998,786
1.90%, 1/26/2009	1,000,000	998,681
1.08%, 2/18/2009	1,000,000	998,560
2.75%, 2/27/2009	1,500,000	1,500,000
2.35%, 4/7/2009	1,500,000	1,499,400
2.40%, 4/7/2009	1,500,000	1,500,000
0.36%, 5/29/2009	2,500,000	2,496,271
0.38%, 6/4/2009[1]	1,000,000	1,000,000
0.33%, 6/15/2009	1,000,000	998,488
0.45%, 7/1/2009	1,000,000	997,732
4.35%, 7/10/2009[1]	2,000,000	2,000,019
0.30%, 7/27/2009	800,000	798,620
Federal National Mortgage Association
2.05%, 1/2/2009	1,000,000	999,943
2.12%, 1/12/2009	1,600,000	1,598,963
1.80%, 1/21/2009	1,000,000	999,000
2.05%, 2/20/2009	1,000,000	997,153
0.25%, 4/15/2009	1,300,000	1,299,061
0.36%, 6/17/2009	1,000,000	998,330
0.50%, 6/25/2009	1,600,000	1,596,111
0.57%, 9/1/2009	1,000,000	996,153
0.70%, 12/3/2009	1,000,000	993,467

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $40,963,295)		$40,963,295

COMMERCIAL PAPER – 36.7%
Automotive - 6.9%
American Honda Finance
2.40%, 01/05/2009	1,300,000	1,299,654
2.53%, 01/22/2009	1,000,000	998,524
Toyota Motor Credit Corporation
1.75%, 01/05/2009	1,000,000	999,806
1.40%, 01/12/2009	1,000,000	999,572
0.45%, 01/14/2009	700,000	699,886

		4,997,442

Banking – 2.1%
JP Morgan Chase Funding
0.25%, 01/05/2009[3]	1,500,000	1,499,958

Consumer Products – 8.9%
L’Oreal USA, Inc.
1.40%, 01/07/2009[3]	900,000	899,790
1.20%, 01/16/2009[3]	2,500,000	2,498,749
Procter & Gamble Company
1.15%, 01/08/2009[3]	1,100,000	1,099,754
1.30%, 01/23/2009[3]	1,000,000	999,206
Procter & Gamble International Funding
0.30%, 03/17/2009[3]	1,000,000	999,375

		6,496,874

Construction Machinery – 1.4%
Caterpillar, Inc.
0.20%, 01/23/2009[3]	1,000,000	999,878

Electric – 2.5%
FPL Group Capital, Inc.
0.40%, 01/16/2009[3]	800,000	799,867
Southern Company
1.35%, 01/15/2009[3]	1,000,000	999,475

		1,799,342

Financial Companies – Captive – 3.1%
Caterpillar Financial Services Corporation
1.25%, 02/02/2009	1,500,000	1,498,333
0.30%, 02/26/2009	800,000	799,627

		2,297,960

Food & Beverage – 4.5%
Coca-Cola Company
1.45%, 01/06/2009	1,500,000	1,499,698
1.45%, 01/08/2009	800,000	799,774
1.35%, 01/09/2009	1,000,000	999,700

		3,299,172

Oil Field Services – 4.4%
ConocoPhillips CPP Funding LLC
1.40%, 01/06/2009[3]	1,200,000	1,199,767
1.00%, 01/13/2009[3]	1,000,000	999,667
1.40%, 01/14/2009[3]	1,000,000	999,494

		3,198,928

Pharmaceuticals – 2.9%
Johnson & Johnson, Inc.
0.75%, 01/13/2009[3]	1,100,000	1,099,725

44	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Cash Fund
December 31, 2008

	Principal Amount	Value
COMMERCIAL PAPER– 36.7% (continued)
Pharmaceuticals – 2.9% (continued)
Merck & Company, Inc.
1.15%, 01/08/2009	$1,000,000	$999,776

		2,099,501

TOTAL COMMERCIAL PAPER (cost $26,689,055)		$26,689,055
Total Investments – 93.6% (cost $68,053,154)		$68,053,154
Cash & Other Assets, Less Liabilities – 6.4%		4,622,431

Total Net Assets – 100.0%		$72,675,585

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $68,053,154.

[1]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[2]	Maturity date indicated is next interest reset date.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $15,094,705 (cost $15,094,705), or 20.8% of total net assets.

45	The accompanying notes are an integral part of the financial statements

Security Cash Fund

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$68,053,154
Cash	46,496

Receivables:
Fund shares sold	5,093,116
Securities sold	2,840
Interest	59,885
Security Investors	8,234
Prepaid expenses	19,459

Total assets	73,283,184

Liabilities:

Payable for:
Fund shares redeemed	536,710
Dividends payable to shareholders	434
Management fees	29,620
Administration fees	6,678
Transfer agent/maintenance fees	16,963
Custodian fees	894
Director’s fees	1,500
Professional fees	11,800
Other	3,000

Total liabilities	607,599

Net assets	$72,675,585

Net assets consist of:
Paid in capital	$72,675,585

Net assets	$72,675,585

Capital shares outstanding (unlimited number of shares authorized)	72,675,585
Net assets	$72,675,585
Net asset value and redemption price per share.	$1.00

* Investments, at cost	$68,053,154

Statement of Operations

For the Year Ended December 31, 2008

Investment Income:
Interest	$2,533,808

Total investment income	2,533,808

Expenses:
Management fees	449,634
Administration fees	90,608
Transfer agent/maintenance fees	249,031
Custodian fees	9,416
Directors’ fees	7,656
Professional fees	17,794
Reports to shareholders	24,450
Registration fees	34,484
Other expenses	24,525

Total expenses	907,598
Less:
Reimbursement of expenses	(8,304)
Earnings credits applied	(27)

Net expenses	899,267

Net investment income	1,634,541

Net increase in net assets resulting from operations	$1,634,541

46	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Cash Fund

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$1,634,541	$2,600,366

Net increase in net assets resulting from operations	1,634,541	2,600,366

Distributions to shareholders from:
Net investment income	(1,634,541)	(2,600,366)

Total distributions to shareholders	(1,634,541)	(2,600,366)

Capital share transactions:
Proceeds from sale of shares	103,885,802	105,027,198
Distributions reinvested	1,600,235	2,541,536
Cost of shares redeemed	(124,492,260)	(66,830,947)

Net increase (decrease) from capital share transactions	(19,006,223)	40,737,787

Net increase (decrease) in net assets	(19,006,223)	40,737,787

Net assets:
Beginning of year	91,681,808	50,944,021

End of year	$72,675,585	$91,681,808

Capital share activity:
Shares sold	103,885,802	105,027,198
Shares reinvested	1,600,235	2,541,536
Shares redeemed	(124,492,260)	(66,830,947)

47	The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected data for each share of capital stock outstanding throughout each year	Security Cash Fund

	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[a]	0.02	0.04	0.04	0.02	— [b]

Total from investment operations	0.02	0.04	0.04	0.02	—

Less distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.02)	— [c]

Total distributions	(0.02)	(0.04)	(0.04)	(0.02)	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.72%	4.34%	4.13%	2.30%	0.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,676	$91,682	$50,944	$43,659	$49,398

Ratios to average net assets:
Net investment income	1.82%	4.22%	4.11%	2.26%	0.40%
Total expenses[d]	1.01%	1.15%	1.42%	1.38%	1.26%
Net expenses[e]	1.00%	0.99%	1.00%	1.00%	0.99%
Net expenses prior to custodian earnings credits and net of expense waivers	1.00%	0.99%	1.00%	1.00%	0.99%

[a]	Net investment income was computed using the average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Dividends from net investment income are less than $0.01 per share.
[d]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

Notes to Financial Statements

December 31, 2008

1. Significant Accounting Policies

Security Income Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund accounts for the assets of each Series separately. Additionally, within each series are multiple classes of shares. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class “A” shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. “Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional class shares are 50 without a front-end sales charge or a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Valuations of Security Income Fund’s (the Fund) securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund’s NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

The senior floating rate interests (loans) in which the High Yield Series invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premiums or accretion of discounts, which approximates market value.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement,

Notes to Financial Statements

December 31, 2008

not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Funds’ adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 5 - Fair Value of Financial Instruments for further disclosure.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Senior Floating Rate Interests - Senior loans in which the Series invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2008.

D. Options Purchased and Written - The Funds (except Security Cash Fund) may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. Options may be used to hedge the Funds’ portfolio to increase the returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. There were no options written or purchased, outstanding at December 31, 2008.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes paydown gains and losses on senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the Fund.

F. Securities Purchased on a When-Issued or Delayed Delivery Basis - The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Expenses - Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Series are allocated to each respective class in proportion to the relative net assets of each class.

H. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. If applicable, the Fund would recognize interest and penalities accrued related to unrecognized tax benefits in “other expenses” on the Statement of Operations. For all open tax years (December 31, 2005 - December 31, 2008) and all major taxing jurisdictions, the Funds’ management has completed a review and evaluation in connection with the adoption of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2008.

J. Earnings Credits - Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody

Notes to Financial Statements

December 31, 2008

cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

K. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

M. Indemnifications - Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

N. Futures - The Funds may enter into interest rate futures contracts (“futures” or “futures contracts”) as an economic hedge against changes in prevailing levels of interest rates. A Funds’ hedging may include sales of futures as an offset against the effect of expected increases in interest rates, and purchases of futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into futures contracts for speculation and will only enter into futures contracts, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Although techniques other than sales and purchases of futures contracts could be used to reduce a Funds’ exposure to interest rate fluctuations, the Funds may be able to hedge exposure more effectively and at a lower cost through using futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no open futures contracts at December 31, 2008.

O. Recent Accounting Pronouncement - In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, “which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund does not expect SFAS 161 to have a material impact on their financial statements.

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), (formerly known as Security Management Company) based on the following annual rates for the year ended December 31, 2008:

Management Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.35%
Diversified Income Series	0.50%[1]
High Yield Series	0.60%
Security Cash Fund	0.50%

[1]

Effective November 24, 2008, SI receives a management fee from Diversified Income Series at an annual rate of 0.50% of the average daily net assets. Prior to November 24, 2008, SI received a management fee from Diversified Income Series at an annual rate of 0.35% of the average daily net assets.

SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.095%
Diversified Income Series	0.095%
High Yield Series	0.095%
Security Cash Fund	0.095%
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies
SI is paid the following for providing transfer agent services to the Funds:
Annual charge per account	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

Effective January 1, 2007, the investment advisory contract for Diversified Income Series provides that the total expenses be limited to 0.95% of average net assets for Class A shares and 1.70%

Notes to Financial Statements

December 31, 2008

of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective January 1, 2007, the investment advisory contract for High Yield Series provides that the total expenses be limited to 1.25% of average net assets for Class A shares and 2.00% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective April 1, 2008, the investment advisory contract for High Yield Series provides that the total expenses be limited to 1.10% of average net assets for Class A shares and 1.85% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets as calculated on a daily basis. These contracts are in effect through December 31, 2008. The Investment Manager is entitled to reimbursement by the Diversified Income Series, High Yield Series and Security Cash Fund of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of December 31, 2008, the amount of fees waived or expenses reimbursed in the Diversified Income Series, High Yield Series and Security Cash Fund were $185,745, $215,275 and $8,304, respectively. As of December 31, 2008, no amounts were recouped by the Investment Manager.

Security Income Fund has adopted distribution plans related to the offering of Class A, Class B and Class C shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans of the Diversified Income Series, High Yield Series and the Income Opportunity Series provide for payments at an annual rate of 0.25% of the average daily net assets of Class A Shares of each Series and 1.00% of the average daily assets of Class B and Class C shares. The plans for the Capital Preservation Series provide for payment at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares. The distribution plan fees are paid to Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the national distributor of the Funds. Effective December 1, 2006, Class B shares of the High Yield Series ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. Effective August 1, 2007, Class B shares of the Income Opportunity Series ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations.

SDI retained underwriting commissions during the year ended December 31, 2008, on sales of shares after allowances to brokers and dealers in the following amounts:

SDI Underwriting Commissions
Security Income Fund:
Capital Preservation Series	$67,575
Diversified Income Series	17,891
High Yield Series	30,094

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include Security Global Investors (SGI) and SDI.

At December 31, 2008, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Fund or Series	Percent of outstanding shares owned
Security Income Fund:
Diversified Income Series	8.92%

Notes to Financial Statements

December 31, 2008

3. Federal Income Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted securities for tax purposes, differing book and tax amortization methods for premium and market discount, the use of equalization for tax purposes, and differing character of gain/loss on mortgage backed securities. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2008 to reflect permanent differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-In Capital
Security Income Fund:
Capital Preservation Series	$11,772	$24,572	$(36,344)
Diversified Income Series	3,805,548	32,099	(3,837,647)
High Yield Series	(32,417)	32,417	—

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2008, were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series
Gross unrealized appreciation	$1,199,674	$422,999	$376,662
Gross unrealized depreciation	(33,892,768)	(11,551,411)	(39,107,778)

Net unrealized appreciation (depreciation)	$(32,693,094)	$(11,128,412)	$(38,731,116)

At December 31, 2008, the following funds have capital loss carryovers and deferred post October losses to offset future realized capital gains as follows:

	Capital Loss Carryover Utilized in 2008	Capital Loss Carryovers Expired in 2008	Capital Loss Carryovers	Expires In	Deferred Post October Losses
Security Income Fund:
Capital Preservation Series	$—	$—	$1,770,802	2013	$2,984,703
	—	—	2,390,407	2014
	—	—	673,661	2015
	—	—	2,459,175	2016
	—	—	2,044,759	2016

	$—	$—	$7,294,045

Diversified Income Series	$—	$3,837,647	$—	2008	—

	—	—	433,468	2010
	—	—	291,583	2011
	—	—	453,684	2012
	—	—	1,213,966	2014
	—	—	447,910	2015
	—	—	2,044,759	2016

	$—	$3,837,647	$4,885,370

High Yield Series*	$—	$—	$1,383	2011	—
	—	—	1,140,983	2014
	—	—	2,490,601	2015
	—	—	100,208	2016

	$—	$—	$3,733,175

Notes to Financial Statements

December 31, 2008

*

The Security Income Fund- High Yield Series obtained approximately $3,631,484 of capital losses (included above) from its merger with Security Income Fund - Income Opportunity Series on July 25, 2008 (see Note 6), which may be applied against realized net taxable gains in future years, subject to an annual limitation of $1,653,623 imposed by Section 382 of the Internal Revenue Code.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 (adjusted by dividends payable), was as follows:

	Ordinary Income	Capital Gain	Long- Term Return of Capital	Total
2008

Security Income Fund:
Capital Preservation Series	$5,600,663	$—	$36,344	$5,637,007
Diversified Income Series	3,243,301	—	—	3,243,301
High Yield Series	5,419,995	—	—	5,419,995
Security Cash Fund	1,634,540	—	—	1,634,540
2007

Security Income Fund:
Capital Preservation Series	$8,374,992	$—	$—	$8,374,992
Diversified Income Series	3,799,953	—	—	3,799,953
High Yield Series	4,037,960	—	—	4,037,960
Security Cash Fund	2,600,366	—	—	2,600,366

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

As of December 31, 2008 the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Distributable Earnings / (Deficit)***
Security Income Fund:
Capital Preservation Series	$—	$—	$(10,278,748)	$(32,693,094)	$(42,971,842)
Diversified Income Series	122,422	—	(4,885,370)	(11,128,412)	(15,891,360)
High Yield Series	134,839	—	(101,591)	(38,731,117)	(38,697,869)

*	Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.
**

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, differences between book and tax basis bond discount accretion, and the interest accrued on defaulted bonds for tax purposes.

***

The difference between total distributable earnings/(deficit) for book and tax purposes is related to the dividends payable at the end of the fiscal year, and time certain dividends declared in December and paid in January 2009.

4. Investment Transactions

Investment transactions for the year ended December 31, 2008 (excluding overnight investments, short-term debt securities and U.S. government securities) were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series
Purchases	$62,159,331	$21,420,345	$22,780,247

Proceeds from Sales	57,610,144	31,319,392	17,360,026

Notes to Financial Statements

December 31, 2008

5. Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The three levels of fair value hierarchy under FAS 157 are listed below:

Level 1	-

quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2	-

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3	-

significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy as of December 31, 2008. These assets are measured on a recurring basis.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments:

Description	Total	LEVEL 1 Quoted prices in active markets for identical assets	LEVEL 2 Significant other observable inputs	LEVEL 3 Significant unobservable inputs
Security Income Fund:
Capital Preservation Series
Investments	$96,131,060	$15,484,367	$80,399,479	$247,214

Diversified Income Series
Investments	56,873,513	6,840,474	49,972,902	60,137

High Yield Series
Investments	54,926,728	632,990	54,050,875	242,863

Security Cash Fund
Investments	68,053,154	—	68,053,154	—

Notes to Financial Statements

December 31, 2008

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

LEVEL 3 – Fair value measurement using significant unobservable inputs

Investments
Capital Preservation Series
ASSETS:
Beginning Balance	$195,900
Total realized gains or losses included in earnings	(2,966,547)
Total unrealized gain or loses included in earnings	75,678
Purchases, sales, issuances, and settlements (net)	747
Transfers in and/or out of Level 3	2,941,436

Ending Balance	$247,214

Diversified Income Series
ASSETS:
Beginning Balance	$52,240
Total realized gains or losses included in earnings	(791,079)
Total unrealized gains or losses included in earnings	32,277
Purchases, sales, issuances, and settlements (net)	199
Transfers in and/or out of Level 3	766,500

Ending Balance	$60,137

High Yield Series
ASSETS:
Beginning Balance	$—
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	(373,943)
Purchases, sales, issuances, and settlements (net)	(69,443)
Transfers in and/or out of Level 3	686,249

Ending Balance	$242,863

6. Acquisition of Security Income Fund – Income Opportunity Series

Pursuant to a plan of reorganization approved by the stockholders of Income Opportunity Series of Security Income Fund, High Yield Series of Security Income Fund acquired all of the net assets of Income Opportunity Series on July 25, 2008 which totaled $35,108,772. A total of 3,853,869 shares of Income Opportunity Series were exchanged for 3,137,362 shares of High Yield Series immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Income Opportunity’s net assets included $3,174,377 of unrealized depreciation and $3,632,020 of accumulated realized loss on sale of investments. The aggregate net assets of High Yield Series immediately before the acquisition totaled $59,881,201 and following the acquisition, the combined net assets of High Yield Series totaled $94,989,973.

Notes to Financial Statements

December 31, 2008

7. Subsequent Events

Effective close of business February 20, 2009, Security Income Fund – Capital Preservation Series will merge into Security Income Fund Diversified Income Series under a plan of reorganization. This exchange will qualify as a tax-free reorganization under Section (a)(1)(c) of the Internal Revenue Code.

The Investment Manager may voluntarily waive its fees or reimburse Security Cash Fund (“the Fund”) operating expenses in an attempt to maintain a positive yieled for the Fund. This voluntary waiver is in addition to any contractual waivers aready in place and it may be discontinued at any time. There is no guarantee that the Fund will be able to maintain a positive yield. Effective January 9, 2009, the Investment Manager began reimbursing the Fund.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Security Income Fund and Security Cash Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Capital Preservation Series, Diversified Income Series and High Yield Series) and Security Cash Fund (collectively, the Funds) as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 25, 2009

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 20-21,2008, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”). In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Funds’ Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI; (2) the investment performance of the Funds and SI; (3) the costs of services provided by SI and the profits derived by SI from its relationship with the Funds; (4) a comparison of each series’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to SI and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) the expense limitation/fee waiver agreements between SI and certain of the Funds; and (7) other factors the Board deemed to be relevant.” Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Funds’ Board of Directors determined that the investment advisory agreement will enable Fund or Series shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI and SI’s investment and management oversight processes. The Directors also determined that SI proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund or Series. With respect to the Funds, the Directors concluded on the basis of information compiled by Morningstar that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund or Series, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund or Series and SI and its affiliates. On the basis of comparative information compiled by Morningstar, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund or Series are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market.

•

The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether each Fund or Series has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI in the future.

•

Benefits (such as soft dollars) to SI from its relationship with the Funds (and any corresponding benefits to the Funds). The Directors concluded that other benefits described by SI from their relationships with the Funds, including “soft dollar” benefits in connection with the Funds’ brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Funds to SI are reasonable, fair and in

Directors’ Disclosure

(unaudited) (continued)

the best interests of Funds’ shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds’ operations.

•

Other Considerations: In approving the investment advisory agreements, the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds’ shareholders.

Special Shareholders’ Meeting

(unaudited)

A special meeting of the shareholders of the Security Income Fund – Diversified Income Series was held on October 10, 2008. Each matter voted upon at the meeting, as well as the number of votes cast for, against, withheld or abstentions with respect to such matters are set forth below:

(1)	The approval of an amended investment advisory agreement between Security Income Fund – Diversified Income Series and Security Investors, LLC:

Votes For	Votes Against/Abstentions
7,836,716	699,475

Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title – Year Elected	Principal Occupation(s) During Past 5 Years
Steven M. Bowser (02-11-60) Vice President – 2003	Vice President & Senior Portfolio Manager – Security Investors, LLC Vice President & Senior Portfolio Manager – Security Benefit Life Insurance Company

Mark P. Bronzo (11-01-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director & Chief Compliance Officer, Nationwide Separate Accounts LLC

Christina Fletcher (07-25-72) Vice President – 2005	Vice President & Portfolio Manager – Security Investors, LLC Credit Analyst/Portfolio Manager – Horizon Cash Management Senior Money Market Trader – Scudder Investments

Brenda M. Harwood (11-03-63) Chief Compliance Officer – 2004 Treasurer – 1988

Vice President, Chief Compliance Officer & Treasurer – Security Global

Investors, LLC

Assistant Vice President – Security Benefit Life Insurance Company

Vice President, Assistant Treasurer & Director – Security Distributors, Inc.

Amy J. Lee (06-05-61) Secretary - 1987

Secretary – Security Investors, LLC

Secretary & Chief Compliance Officer – Security Distributors, Inc.

Vice President, Associate General Counsel & Assistant Secretary – Security Benefit Corporation & Security Benefit Life Insurance Company

Director – Brecek & Young Advisors, Inc.

Mark Mitchell (08-24-64) Vice President – 2003	Vice President & Portfolio Manager – Security Investors, LLC Vice President & Portfolio Manager – Security Benefit Life Insurance Company

Joseph C. O’Connor (07-15-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

Christopher Phalen (11-9-70) Vice President – 2002

Vice President & Head of Fixed Income – Security Global Investors, LLC

Assistant Vice President & Head of Fixed Income – Security Benefit Life Insurance

Company

Vice President & Portfolio Manager – Security Investors, LLC

Vice President & Portfolio Manager – Security Benefit Life Insurance Company

Daniel W. Portanova (10-02-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

James P. Schier (12-28-57) Vice President – 1998	Vice President & Senior Portfolio Manager – Security Investors, LLC Vice President & Senior Portfolio Manager – Security Benefit Life Insurance Company

Christopher D. Swickard (10-09-65) Assistant Secretary – 1996

Assistant Secretary – Security Investors, LLC

Second Vice President & Assistant General Counsel – Security Benefit

Corporation and Security Benefit Life Insurance Company

Assistant Secretary – Security Distributors, Inc.

David G. Toussaint (10-10-66) Vice President – 2001	Vice President & Portfolio Manager – Security Investors, LLC Assistant Vice President & Portfolio Manager – Security Benefit Life Insurance Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Directors (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker – Griffith & Blair Realtors Director – Jayhawk Area Boy Scouts Council

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director – The Martin Tractor Company, Inc. Director – Stormont-Vail Corporation Director – Concerned Citizens for Topeka Director – Oscar S. Stauffer Executive in Residence

Jerry B. Farley** (09-20-46) 2005	President – Washburn University President – J&J Bonanza

Penny A. Lumpkin** (08-20-39) 1993

Partner – Vivian’s Gift Shop (Corporate Retail)

Vice President – Palmer Companies, Inc.(Small Business and Shopping

Center Development)

Vice President – PLB (Real Estate Equipment Leasing)

Vice President – Town Crier (Retail)

Prior to 2002:

Vice President – Bellaire Shopping Center (Managing and Leasing)

Partner – Goodwin Enterprises (Retail)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer – Stormont-Vail HealthCare Director – VHA Mid-America Director – Go Topeka

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)

Senior Vice President – Security Benefit Corporation

President – Security Investors, LLC

Director – Security Distributors, Inc.

Director – First Security Benefit Life Insurance and Annuity Company of New York

President & Manager – Security Global Investors, LLC

President – Security Investments Corporation

Managing Member – RM Goldman Partners, LLC

President & CEO – ForstmannLeff

Managing Director – Head of the Americas Institutional Business, Deutsche

Asset Management

*

This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

**

These directors serve on the Funds’ joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

***	Each director oversees 31 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

This page left blank intentionally.

Tax Information (unaudited)

In accordance with the provision of the Internal Revenue Code, the percentage of ordinary dividends (including short term capital gains) attributable to the fiscal year ended December 31, 2008 which qualify for the dividends received deduction for corporate shareholders is 8% for Capital Preservation Series, 4% for Diversified Income Series and 2% for High Yield Series.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2008, 8% of the ordinary distributions paid by Capital Preservation Series, 4% of the ordinary distributions paid by Diversified Income Series and 2% of the ordinary distributions paid by High Yield Series qualify for a maximum tax rate of 15%.

Information for foreign shareholders only:

For the year ended December 31, 2008, 95% of the ordinary distributions paid by Capital Preservation Series, 96% of the ordinary distributions paid by Diversified Income Series and 98% of the ordinary distributions paid by High Yield Series qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•	All Cap Value Series

•	Alpha Opportunity Series

•	Equity Series

•	Global Series

•	Global Institutional Series

•	Mid Cap Value Series

•	Mid Cap Value Institutional Series

•	Select 25 Series

•	Small Cap Growth Series

•	Small Cap Value Series

Security Large Cap Value Fund

•	Large Cap Value

Institutional Series

Security Mid Cap Growth Fund

Security Income Fund

•	Capital Preservation Series

•	Diversified Income Series

•	High Yield Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Maynard F. Oliverius

Richard M. Goldman

Officers

Richard M. Goldman, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

David G. Toussaint, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

PRSRT STD
U.S POSTAGE
One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenefit.com	PAID
LANCASTER, PA
Security Distributors, Inc.	PERMIT NO. 485

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,500 in 2007 and $70,500 in 2008.

(b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $2,000 in 2007 and $2,400 in 2008. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $20,000 in 2007 and $9,250 in 2008, which related to the review of the transfer agent function.

(c)

Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in 2007 and $12,700 in 2008. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal, and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d)

All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.-

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(e)	(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)

Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $33,000 in 2007 and $24,350 in 2008.

(h)

Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)

The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY INCOME FUND

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2009

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 10, 2009